UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

Information required in proxy statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/       /       Preliminary Proxy Statement.

/       /       Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

/ X /       Definitive Proxy Statement.

/       /       Definitive Additional Materials.

/       /       Soliciting Material under § 240.14a-12.

PUTNAM MANAGED MUNICIPAL INCOME TRUST

PUTNAM MASTER INTERMEDIATE INCOME TRUST

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

PUTNAM PREMIER INCOME TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 (the “Amended Proxy Statement”) amends and restates in its entirety the definitive proxy statement on Schedule 14A that was originally filed by the Registrants with the Securities and Exchange Commission on August 2, 2023 (the “Original Proxy Statement”) in connection to the Registrants’ special meetings of shareholders scheduled for October 6, 2023. This Amended Proxy Statement is being filed for the sole purpose of adding an introductory paragraph to the table in Appendix J showing the number of shares of each fund beneficially owned by the Trustees and executive officers, as a group, as of May 31, 2023. This introductory paragraph was inadvertently omitted from the Original Proxy Statement.

Except for the addition described above, all information in the Original Proxy Statement remains unchanged. These corrections were made prior to any provision of the Original Proxy Statement to shareholders.

We need your vote

Please vote today on matters affecting your investment in the Putnam funds.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

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A world of investing.™

Putnam INVESTMENTS

A message from Putnam Investments and the Trustees of the Putnam funds

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam closed-end funds (the “funds” or the “Putnam Closed-End Funds”). The Putnam Closed-End Funds will hold special meetings of shareholders on October 6, 2023 in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may conveniently vote by:

•	Visiting the website listed on the WHITE proxy card.
•	Calling by telephone, using the toll-free number listed on the WHITE proxy card.
•	Mailing the enclosed WHITE proxy card—be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend your fund’s special shareholder meeting and vote your shares in person.

The Board of Trustees of the Putnam funds unanimously recommend that you vote “FOR” all proposals described below.

1.	Approving new management contracts. Shareholders of each fund, including your fund, are being asked to approve a new management contract with Putnam Investment Management, LLC (“Putnam Management”), your fund’s investment adviser.
2.	Approving a new sub-advisory contract. Shareholders of each fund, including your fund, are being asked to approve a new sub-advisory contract with Putnam Investments Limited (“PIL”).

On May 31, 2023, Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), entered into a definitive purchase agreement with Franklin Resources, Inc. (“FRI” and, together with its subsidiaries, “Franklin Templeton”) and a subsidiary of FRI for the subsidiary to acquire Putnam Holdings from Great-West Lifeco Inc. (the “Transaction”). Putnam Holdings is the parent company of the investment adviser and subadviser to the funds. The Transaction will cause the funds’ current management and sub-advisory contracts to terminate in accordance with applicable law and the terms of each contract. The Transaction will not be completed unless certain conditions are met. One of these conditions effectively requires shareholders of a substantial number of Putnam funds to approve new management contracts to replace those that will terminate automatically upon consummation of the Transaction. We are therefore asking shareholders to approve a new management contract and new sub-advisory contract for each fund. Each fund’s Board of Trustees has approved the new contracts. It is important to note that your fund’s management fee rate under its new contract will remain the same, and the Transaction is not expected to result in any change in the portfolio managers of your fund.

Detailed information regarding these proposals may be found in the enclosed proxy statement.

Please vote today

We encourage you to sign and return your WHITE proxy card today or, alternatively, online or by telephone using the voting control number that appears on your WHITE proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the WHITE proxy card without specifying your vote, your shares will be voted in accordance with the Board of Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-877-536-1555 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam family of funds.

Sincerely yours,

Robert L. Reynolds

President and Chief Executive Officer

Putnam Investments

Kenneth R. Leibler

Chair

Board of Trustees

The Putnam funds

Table of Contents

Notice of a Special Meeting of Shareholders of the Putnam Closed-End Funds	3
Board of Trustees’ Recommendations	7
The Proposals
1. APPROVING A NEW MANAGEMENT CONTRACT WITH PUTNAM MANAGEMENT FOR YOUR FUND	8
2. APPROVING A NEW SUB-MANAGEMENT CONTRACT BETWEEN PUTNAM MANAGEMENT AND PIL FOR YOUR FUND	19
Additional Information Relevant to the Proposals	24
Further Information About Voting and the Special Meetings	24
Fund Information	30

Appendix A — Number of Shares Outstanding as of the Record Date	A-1
Appendix B — Management Contracts with Putnam Investment Management (“Putnam Management”) — Dates, Approvals and Fees	B-1
Appendix C — New Management Contracts with Putnam Management	C-1
Appendix D — Sub-Advisory Contract — Dates, Approvals and Fees	D-1
Appendix E — Description of Contract Approval Process	E-1
Appendix F — New Sub-Advisory Contract	F-1
Appendix G — Fees Paid to Adviser and its Affiliates	G-1
Appendix H — Other Funds Advised by Adviser and Subadviser	H-1
Appendix I — Officers and Trustees of the Funds	I-1
Appendix J — Management Ownership of Fund Shares	J-1
Appendix K — 5% Beneficial Ownership	K-1

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PROXY CARD(S) ENCLOSED

If you have any questions, please call toll-free 1-877-536-1555 or contact your financial advisor.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETINGS OF THE PUTNAM CLOSED-END FUNDS TO BE HELD ON OCTOBER 6, 2023: The notice of a special meeting of shareholders, Joint Proxy Statement and your form of proxy card are available at https://www.putnam.com/static/pdf/email/CEF-proxy-statement.pdf.

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Notice of a Special Meeting of Shareholders of the Putnam Closed-End Funds

To the Shareholders of:

PUTNAM MANAGED MUNICIPAL INCOME TRUST

PUTNAM MASTER INTERMEDIATE INCOME TRUST

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

PUTNAM PREMIER INCOME TRUST

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This is the formal agenda for your fund’s special shareholder meeting. It tells you what proposals will be voted on and the time and place of the special meeting, in the event you attend in person.

A special meeting of shareholders of your fund will be held on October 6, 2023 at 11:00 a.m., Boston time, at the principal offices of the funds, 100 Federal Street, Boston, MA 02110, to consider the following proposals, in each case as applicable to the particular funds listed in the table below:

Proposal	Proposal Description	Affected Funds
1.	Approving a new Management Contract with Putnam Investment Management, LLC for your fund	All funds
2.	Approving a new Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited for your fund	All funds

By Michael J. Higgins, Clerk, and by the Trustees

Kenneth R. Leibler, Chair

Barbara M. Baumann, Vice Chair

Liaquat Ahamed

Katinka Domotorffy

Catharine Bond Hill

Jennifer Williams Murphy

Marie Pillai

George Putnam III

Robert L. Reynolds

Manoj P. Singh

Mona K. Sutphen

In order for you to be represented at your fund’s special shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed WHITE proxy card(s) in the postage-paid envelope provided.

August 3, 2023

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Joint Proxy Statement

This document (the “Proxy Statement”) gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-877-536-1555 or call your financial professional.

The Notice of a Special Meeting, the WHITE proxy card and this Proxy Statement are being mailed to shareholders beginning on or about August 3, 2023.

Proposal	Proposal Description	Affected Funds
1.	Approving a new Management Contract with Putnam Investment Management, LLC for your fund	All funds
2	Approving a new Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited for your fund	All funds
*	Why has a special meeting of shareholders been called?

On May 31, 2023, Great-West Lifeco Inc. (“Great-West Lifeco”), the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), entered into a definitive purchase agreement with Franklin Resources, Inc. (“FRI” and, together with its subsidiaries, “Franklin Templeton”) and a subsidiary of FRI for the subsidiary to acquire Putnam Holdings from Great-West Lifeco (the “Transaction”). Putnam Holdings is the parent company of Putnam Investment Management, LLC (“Putnam Management”), the investment adviser to the Putnam closed-end funds (the “funds” or the “Putnam Closed-End Funds”), and of Putnam Investments Limited (“PIL”) subadviser to the funds. In this Proxy Statement, we refer to your fund’s contract with Putnam Management as a “management contract” and to your fund’s contract with PIL as a “sub-advisory contract.”

The Transaction will result in what is commonly called a “change of control” of Putnam Holdings and its subsidiaries that are included in the Transaction, including Putnam Management and PIL. The Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as your fund, requires management contracts to terminate automatically upon an “assignment” of the contract, which includes a “change of control” affecting an investment company’s investment adviser (including any subadviser).

The Transaction will not be completed unless certain conditions are met. One of these conditions effectively requires shareholders of a substantial number of the Putnam family of funds to approve new management contracts to replace those that will terminate automatically upon consummation of the Transaction. We are therefore asking shareholders to approve a new management contract and a new sub-advisory contract for each fund. The Board of Trustees of the Putnam family of funds, including your fund (the “Board of Trustees”), has approved the

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new contracts. It is important to note that your fund’s management fee rate under its new contract will remain the same, and the Transaction is not expected to result in any change in the portfolio managers of your fund.

*	How will the sale of Putnam Holdings potentially benefit me?

The acquisition of Putnam Holdings by Franklin Templeton will result in one of the world’s largest independent, specialized global investment managers with approximately $1.57 trillion in assets under management (based on Franklin Templeton assets under management and assets under management of the Putnam Holdings subsidiaries involved in the Transaction as of June 30, 2023). Assets under management are subject to fluctuation based on market conditions and other factors. The combined organization will offer Putnam Management and PIL greater scale and resources, broader distribution capabilities, and new opportunities to grow. Approval of the new management contract and new sub-advisory contract will provide continuity of the investment program you selected through your fund investment and will allow your fund’s operations to continue uninterrupted after the Transaction.

*	Does the proposed new management contract differ from your fund’s current management contract?

The proposed new management contract is identical to your fund’s current management contract except for the effective date and initial term. There will be no change in the services that your fund will receive under the proposed new management contract.

*	Does the proposed new sub-advisory contract differ from your fund’s current sub-advisory contract?

The proposed new sub-advisory contract is identical to your fund’s current sub-advisory contract, except for the effective date, initial term, and other non-substantive changes. There will be no change in the services that your fund will receive under the applicable proposed new sub-advisory contract.

*	What happens if new management and sub-advisory contracts are not approved for my fund?

If shareholders of your fund do not approve a new management contract and sub-advisory contract and the Transaction is consummated, your fund’s current contracts will terminate, and the adviser and/or subadviser, as applicable, will not be able to provide services to the fund under the new contract unless and until it has been approved. If this should happen, the applicable adviser and/or subadviser will be able to continue to provide services for your fund for a period of up to 150 days following consummation of the Transaction pursuant to an interim management contract and/or interim sub-advisory contract. During the interim period, the Board of Trustees will consider what additional actions to take, which could include, without limitation, continuing to solicit approval of the new management contract and/or sub-advisory contract or, in the case of PIL and to the extent consistent with current law and interpretations of the Securities and Exchange Commission and its staff, determining that shareholder approval is not required with respect to the new sub-advisory contract. The Board of Trustees has approved interim management and sub-advisory contracts to provide for maximum flexibility for your

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fund’s future. The terms of the interim contracts are identical to those of the current contracts except for term and certain provisions required by 1940 Act rules, including the escrowing of fees paid under the interim management and sub-advisory contracts.

*	Who is asking for your vote?

The enclosed proxy is solicited by the Board of Trustees for use at the special meeting of shareholders of each fund, to be held on October 6, 2023 and, if your fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of a Special Meeting (see previous pages). The Notice of a Special Meeting, the WHITE proxy card and this Proxy Statement are being mailed to shareholders beginning on or about August 3, 2023.

For Putnam Managed Municipal Income Trust and Putnam Master Intermediate Income Trust Only: Saba Capital Management, L.P. and Boaz R. Weinstein (collectively, “Saba”) have indicated their opposition to the proposals to approve, for each of Putnam Managed Municipal Income Trust and Putnam Master Intermediate Income Trust, a new management contract with Putnam Management and a new sub-advisory contract between Putnam Management and PIL. Shareholders of these funds may receive proxy solicitation materials from Saba, including a proxy statement and a GOLD or other non-white proxy card, seeking shareholder proxies to vote against these proposals. The funds are not responsible for the accuracy of any information provided by or relating to Saba contained in proxy solicitation materials filed or disseminated by or on behalf of Saba, or any other statements made by or on behalf of Saba. Saba’s campaign, if successful, could disrupt the funds’ operations and potentially leave the funds without an investment adviser.

As further discussed below, the funds’ Board of Trustees unanimously recommends that shareholders vote FOR each proposal by (i) signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) recording your voting instructions via telephone or the Internet following the instructions on the enclosed WHITE proxy card; or (iii) voting at the meeting. The Board of Trustees requests that shareholders not sign or return or vote on any color proxy cards other than a WHITE proxy card provided with this proxy statement. Only your latest dated proxy card that you submit will count at the meeting. If you have previously returned a proxy card sent to you by Saba, you can still change your vote by (i) signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) recording your voting instructions via telephone or the Internet following the instructions on the enclosed WHITE proxy card; or (iii) voting at the meeting.

*	How does the Board of Trustees recommend that shareholders vote on the proposals?

The Board of Trustees unanimously recommends that you vote FOR each proposal.

1. To approve a new management contract with Putnam Management.

2. To approve a new sub-advisory contract between Putnam Management and PIL.

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*	Who is eligible to vote?

Shareholders of record at the close of business on July 10, 2023 (the “Record Date”) are entitled to be present and to vote at the special meeting or, if it is adjourned, at any later sessions.

The number of shares of each fund outstanding on the Record Date is shown in Appendix A. Shareholders are entitled to one vote per share of the fund, with any fractional dollar amount or fractional share, as applicable, entitled to a proportional fractional vote.

Shares represented by your duly executed WHITE proxy card will be voted in accordance with your instructions. If you sign and return the WHITE proxy card but don’t fill in a vote, your shares will be voted in accordance with the Board of Trustees’ recommendations. If any other business comes before your fund’s special meeting, your shares will be voted at the discretion of the persons designated on the WHITE proxy card.

Shareholders of each fund vote separately with respect to the proposal to approve a new management contract and the proposal to approve a new sub-advisory contract. The outcome of a vote affecting one fund does not affect the outcome of voting for any other fund.

The Proposals

1.	Approving a new Management Contract with Putnam Management for your fund
*	Background Information

At the special shareholder meeting, you will be asked to approve a new management contract between your fund and its investment adviser, Putnam Management. You are being asked to approve a new management contract for your fund because your fund’s current management contract (its “Current Management Contract” and together with the other funds’ current management contracts with Putnam Management, the “Current Management Contracts”) will terminate upon the consummation of the Transaction. The Transaction is described in more detail below.

The Board of Trustees has concluded that it is in the best interests of your fund’s shareholders to call a special meeting so that shareholders may approve a new management contract with Putnam Management. At an in-person meeting on June 22-23, 2023, the Board of Trustees unanimously approved, and determined to recommend to the shareholders of each fund that they approve, a proposed new management contract with Putnam Management (a “New Management Contract”) for their fund.

If shareholders of your fund approve the New Management Contract for your fund before the consummation of the Transaction, the New Management Contract will become effective upon the consummation of the Transaction. In the event that the Transaction is not consummated,

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Putnam Management will continue to serve as investment adviser of your fund pursuant to the terms of your fund’s Current Management Contract.

*	Description of the Transaction

On May 31, 2023, Great-West Lifeco, the parent company of Putnam Holdings, entered into a definitive purchase agreement (the “Transaction Agreement”) with Franklin Resources, Inc. (“FRI” and, together with its subsidiaries, “Franklin Templeton”) and an indirect, wholly-owned subsidiary of FRI for the subsidiary to acquire Putnam Holdings from Great-West Lifeco. Putnam Holdings is the parent company of Putnam Management, the investment adviser to the funds, and of PIL, subadviser to the funds. Upon consummation of the Transaction, Putnam Management and PIL will become indirect, wholly-owned subsidiaries of FRI.

Under the terms of the Transaction Agreement, subject to certain customary adjustments, Franklin Templeton will pay upfront consideration at closing consisting of 33.33 million shares of Franklin Templeton common stock and $100 million in cash paid six months after closing, and up to $375 million in contingent payments in cash between three and seven years after closing tied to the growth of the Partnership (defined below). Great-West Lifeco has agreed to retain shares of Franklin Templeton common stock representing 4.9% of Franklin Templeton’s total outstanding common stock for a minimum period of five years after closing, and the remaining shares of Franklin Templeton common stock issued to Great-West Lifeco are subject to a 180-day lock-up.

Certain key employees of Putnam Management and its affiliates who hold vested or unvested class B shares under the Putnam Investments, LLC Equity Incentive Plan, as amended (the “Plan”) (which include, among others, Mr. Reynolds, who also serves as President and a Trustee of the funds, and Mses. Malloy and Smith and Messrs. Clark, Lemaire, Tate, and Trenchard, who also serve as officers of the funds), will be entitled to receive certain cash payments in accordance with the terms of the Transaction Agreement and the Plan. Certain key employees who hold class B shares under the Plan have elected (and it is expected that additional employees will elect before the closing) to receive unvested shares of Franklin Templeton’s common stock in lieu of a portion of the cash payments that the employee would have otherwise received at the closing (and the number of shares of Franklin Templeton common stock issued to Great-West Lifeco as described in the paragraph above will be reduced accordingly). As of June 30, 2023, the vested and unvested class B shares held by Mr. Reynolds under the Plan represented approximately 2% of the total outstanding equity interests of Putnam Investments, LLC, with an approximate value of $20 million.

In connection with the Transaction, Great-West Lifeco, Power Corporation of Canada, the parent company of Great-West Lifeco, and Franklin Templeton have entered into a strategic partnership (the “Partnership”) to allocate assets to Franklin Templeton investment products. Great-West Lifeco will provide an initial long-term asset allocation, in the amount of $25 billion in assets under management, to Franklin Templeton’s investment management subsidiaries within 12 months of the Transaction closing, with the potential for that amount to increase over the next several years.

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Consummation of the Transaction is subject to certain terms and conditions, including, among others, (i) receipt of applicable regulatory approvals and (ii) consent by advisory clients representing a specified percentage of the revenues of Putnam Management and its affiliates to continue their advisory relationships with Putnam Management (or PIL) following the consummation of the Transaction. Condition (ii) above effectively requires shareholders of a substantial number of the Putnam family of funds to approve new management contracts to replace those that will terminate automatically upon consummation of the Transaction, as described below. Subject to satisfaction or waiver of the terms and conditions, the Transaction is expected to close in the fourth quarter of 2023.

The Transaction will result in a “change of control” of Putnam Management and PIL and will cause the funds’ Current Management Contracts and the sub-advisory contract with PIL to terminate in accordance with the 1940 Act.

The Transaction will result in one of the world’s largest independent, specialized global investment managers with approximately $1.57 trillion in assets under management (based on Franklin Templeton assets under management and assets under management of the Putnam Holdings subsidiaries involved in the Transaction as of June 30, 2023). Assets under management are subject to fluctuation based on market conditions and other factors. The combined organization will offer Putnam Management and PIL greater scale and resources, broader distribution capabilities, and new opportunities to grow. Approval of the new management contract and new sub-advisory contract will provide continuity of the investment program you selected through your fund investment and will allow your fund’s operations to continue uninterrupted after the Transaction.

Impact on the Investment Advisory Services Provided to Your Fund

The Transaction is not expected to result in any diminution in the nature, extent or quality of the services provided by Putnam Management to your fund and its shareholders. The Transaction also is not expected to result in any diminution in the nature, extent or quality of the services provided by PIL to your fund and its shareholders.

While the organizational structure of Putnam Management and PIL is not expected to change immediately following the transaction, Franklin Templeton anticipates that Putnam Management’s reporting structure will change. Franklin Templeton intends to include the fixed income investment professionals at Putnam Management and its affiliate PIL in Franklin Templeton’s fixed income group, with the group reporting to Franklin Templeton’s Head of Public Markets.

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Section 15(f) of the 1940 Act

Franklin Templeton has agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction. Section 15(f) defines “unfair burden” to include any arrangement during the two-year period after the transaction in which the adviser or predecessor adviser, or any interested person of the adviser or predecessor adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

Putnam Management has advised the funds that neither it, Great-West Lifeco, nor Franklin Templeton, after reasonable inquiry, is aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the funds as a result of the Transaction. Moreover, Franklin Templeton has advised the funds that Franklin Templeton will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction, and Franklin Templeton has advised the funds that Franklin Templeton will not fail to take, and will cause its affiliates not to fail to take, any action if the failure to take such action would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction.

*	The Interim Management Contracts

Each fund’s Current Management Contract terminates automatically in the event of an “assignment.” If the shareholders of your fund have not approved the New Management Contract for your fund and the Transaction is consummated, an interim management contract between Putnam Management and your fund (an “Interim Management Contract”) will take effect upon the consummation of the Transaction. The Board of Trustees approved the Interim Management Contract for your fund on June 23, 2023 to allow Putnam Management to continue providing services to your fund for a period of up to 150 days following consummation of the Transaction while shareholder approval of a New Management Contract continues to be sought.

Rule 15a-4 under the 1940 Act allows an investment company to enter into an interim management contract with a maximum term of 150 days, without first obtaining shareholder approval, so that the investment company may receive investment management services without interruption following the termination by assignment of a previous management contract.

The terms of each fund’s Interim Management Contract are identical to those of its Current Management Contract, except for the term and provisions required under Rule 15a-4, including the escrow provisions described below. If your fund’s Interim Management Contract takes effect

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upon the consummation of the Transaction, it will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or, if shareholders of your fund approve the New Management Contract, the effective date of the New Management Contract. The Board of Trustees or a “majority of the outstanding voting securities,” as defined in the 1940 Act, may terminate the Interim Management Contract on 10 calendar days’ written notice to Putnam Management without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Putnam Management under the Interim Management Contract will be held in an interest-bearing escrow account. If shareholders of your fund approve the New Management Contract before the end of the 150-day period, the amount held in the escrow account under the Interim Management Contract, plus interest earned, will be paid to Putnam Management. If shareholders of your fund do not approve the New Management Contract before the end of the 150-day period, the Board of Trustees will consider what further action to take consistent with their fiduciary duties to the fund, and Putnam Management will be paid the lesser of its costs incurred in performing its services under the Interim Management Contract or the total amount of the escrow account, plus interest earned. The actions considered by the Board of Trustees may include, among other things, negotiating a new management contract with an advisory organization selected by the Board of Trustees, subject to shareholder approval, or taking other appropriate actions.

*	The New Management Contract; Comparison with your Fund’s Current Management Contract

The terms of the New Management Contracts (described generally below) are identical to those of the Current Management Contracts except for the effective dates and initial terms. The date of each fund’s Current Management Contract, the date on which it was last submitted to a vote of shareholders, and the purpose of the submission is set forth in Appendix B.

Set forth below is a general description of the New Management Contracts and a comparison of their terms to those of the Current Management Contracts. The complete terms of each New Management Contract are set forth in Appendix C, as follows:

•	If you are a shareholder of Putnam Managed Municipal Income Trust or Putnam Municipal Opportunities Trust, you should refer to Appendix C-1 for a copy of the form of your fund’s New Management Contract.
•	If you are a shareholder of Putnam Master Intermediate Income Trust or Putnam Premier Income Trust you should refer to Appendix C-2 for a copy of the form of your fund’s New Management Contract.

Fees. There is no change in the rate of the fees that your fund will pay Putnam Management under its New Management Contract. The current fee schedule for investment management services and administrative services for each fund is set forth in Appendix B.

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Investment Management Services. The New Management Contract for your fund provides that Putnam Management will furnish continuously an investment program for the fund, determining what investments to purchase, hold, sell or exchange and what portion of the fund’s assets will be held uninvested, in compliance with the fund’s governing documents, investment objectives, policies and restrictions, and subject to the oversight and control of the Board of Trustees. As indicated above, Putnam Management’s responsibilities under the New Management Contracts are identical to those under the Current Management Contracts.

Putnam Management is authorized under your fund’s New Management Contract to place orders for the purchase and sale of portfolio investments for your fund with brokers or dealers that Putnam Management selects. Putnam Management must select brokers and dealers, and place orders, using its best efforts to obtain for the funds the most favorable price and execution available, except that Putnam Management may pay higher brokerage commissions if it determines in good faith that the commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer (a practice commonly known as “soft dollars”). Putnam Management may make this determination in terms of either the particular transaction or Putnam Management’s overall responsibilities with respect to your fund and to other clients of Putnam Management for which Putnam Management exercises investment discretion. Putnam Management’s use of soft dollars is subject to policies established by the Board of Trustees from time to time and applicable guidance issued by the Securities and Exchange Commission and its staff.

Delegation of Responsibilities. The New Management Contract for your fund expressly provides that Putnam Management may, in its discretion and with the approval of the Board of Trustees (including a majority of the Trustees of the funds who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”)) and, if required, the approval of shareholders, delegate responsibilities under the contract to one or more subadvisers or sub-administrators. The separate costs of employing any subadviser or sub-administrator must be borne by Putnam Management or the subadviser or sub-administrator, not by your fund. Putnam Management is responsible for overseeing the performance of any subadviser or sub-administrator and remains fully responsible to your fund under the New Management Contract regardless of whether it delegates any responsibilities.

At present, Putnam Management has entered into a sub-advisory contract where it may delegate certain responsibilities for the management of each fund to PIL, an affiliated subadviser. The Board of Trustees is recommending that shareholders vote to approve a new sub-advisory contract with PIL, as is discussed in detail under Proposal 2.

Administrative Services. Like its Current Management Contract, your fund’s New Management Contract provides that Putnam Management will manage, supervise and conduct the other (i.e., non-investment) affairs and business of your fund and incidental matters. These administrative services include providing suitable office space for the fund and administrative facilities, such as bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the fund’s affairs, including determination of the net asset value of the fund, but excluding shareholder accounting services.

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Putnam Management has currently delegated certain administrative, pricing and bookkeeping services to State Street Bank and Trust Company.

Expenses. Like its Current Management Contract, your fund’s New Management Contract requires Putnam Management to bear the expenses associated with (i) furnishing all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, (ii) providing suitable office space for the fund and (iii) providing administrative services.

Like its Current Management Contract, your fund’s New Management Contract also provides your fund will pay the fees of its Trustees and will reimburse Putnam Management for compensation paid to officers and persons assisting officers of the fund, and all or part of the cost of suitable office space, utilities, support services and equipment used by such officers and persons, as the Board of Trustees may determine. Your fund will bear the costs of the Board of Trustees’ independent staff, which assists the Board of Trustees in overseeing each of the funds.

Term and Termination. If approved by shareholders before the consummation of the Transaction, your fund’s New Management Contract will go into effect for a two-year period beginning on the date the Transaction is consummated. Thereafter, if not terminated, the New Management Contract will continue in effect from year to year if its continuance is specifically approved at least annually by (i) the Board of Trustees or the shareholders of the fund by the affirmative vote of a majority of the outstanding shares of the fund and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Current Management Contracts have similar provisions for their term and continuance, although the initial term has elapsed.

Like its Current Management Contract, your fund’s New Management Contract provides that it may be terminated at any time by either Putnam Management or the fund by not less than 60 days’ written notice to the other party and without the payment of any penalty by Putnam Management or the fund. The fund may terminate the contract by vote of a majority of the Board of Trustees or by the affirmative vote of a “majority of the outstanding voting securities” of the fund, as defined in the 1940 Act. Your fund’s New Management Contract also will terminate automatically in the event of its “assignment.”

Limitation of Liability. Like its Current Management Contract, under your fund’s New Management Contract, Putnam Management is not liable to the fund or to any shareholder of the fund for any act or omission in the course of, or connected with, rendering services under the New Management Contract, unless there is willful misfeasance, bad faith or gross negligence on the part of Putnam Management or reckless disregard of its obligations and duties under the New Management Contract.

As required under the Declaration of Trust for each fund, the New Management Contracts, like the Current Management Contracts, contain a notice provision stating that the fund’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and that the New Management Contract is executed on behalf of the Trustees as Trustees of the fund and not individually. Also, the fund’s obligations arising out of the New Management Contract are

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limited only to the assets and property of the fund and are not binding on any of the Trustees, officers or shareholders individually.

Amendments; Defined Terms. Like your fund’s Current Management Contract, its New Management Contract may only be amended in writing, and any amendment must be approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretations of the Securities and Exchange Commission or its staff. Similarly, certain terms used in the New Management Contract are used as defined in the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

*	What did the Board of Trustees consider in evaluating the New Management Contracts?

The Independent Trustees met with their independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada, and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships, and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction, and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20, and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin

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Templeton. At the Board of Trustees’ regular in-person meeting held on June 22-23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the current management contracts. They noted that the terms of the proposed New Management Contracts were identical to the current management contracts, except for the effective dates and initial terms. (These differences are described elsewhere in this Proxy Statement.)

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:(1)

(i)	Franklin Templeton’s and Putnam Management’s belief that the Transaction will not adversely affect the funds or their shareholders and their belief that the Transaction is likely to result in certain benefits (described below) for the funds and their shareholders;
(ii)	That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;
(iii)	That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;
(iv)	That, while Putnam Management’s organizational structure is not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin

(1) All references to Putnam Management in this section describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

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Templeton’s investment solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;
(v)	Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies, or portfolio holdings of the funds as a result of the Transaction;
(vi)	That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees;
(vii)	Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there is not expected to be any diminution in the nature, quality, and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;
(viii)	That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but will continue to evaluate how best to position the funds in the market;
(ix)	The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:
a.	That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;
b.	That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and
c.	Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;
(x)	The financial strength, reputation, experience, and resources of Franklin Templeton and its investment advisory subsidiaries;
(xi)	Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income, and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve
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perceived operational efficiencies or improvements to the portfolio management process;

(xii)	Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;
(xiii)	That the current senior management teams at Putnam Management and Power Corporation of Canada have indicated their strong support of the Transaction and that Putnam Management has recommended that the Board of Trustees approve the New Management Contracts; and
(xiv)	Putnam Management’s and Great-West Lifeco’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with this proxy solicitation.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions in connection with their annual review of the funds’ current management and sub-advisory contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process. Appendix E contains a summary description of the matters considered by the Board of Trustees in connection with those approvals. The considerations discussed in Appendix E and in this section also apply to the Board of Trustees’ consideration of the Interim Management Contracts discussed elsewhere in this Proxy Statement.

Based upon the foregoing considerations, on June 23, 2023 the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

*	What is the voting requirement for approving the proposal?

Shareholder approval of your fund’s proposed New Management Contract requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the special meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy. The Board of Trustees unanimously recommends that shareholders vote FOR the proposed New Management Contracts.

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2.	Approving a new Sub-Management Contract between Putnam Management and PIL for your fund
*	Background Information

Under each Current Management Contract, Putnam Management may, in its discretion and with the approval of the Board of Trustees (including a majority of the Independent Trustees) and, if required, the approval of shareholders, delegate its advisory responsibilities to one or more subadvisers.

At present, Putnam Management has entered into sub-advisory contracts with PIL, an affiliated subadviser (the “Current PIL Sub-Advisory Contracts”), for each fund. Under the Current PIL Sub-Advisory Contracts, Putnam Management may delegate to PIL certain responsibilities for the management of all or a portion of a fund’s assets as determined by Putnam Management (a “PIL Allocated Sleeve”). PIL, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER. Pursuant to the Current PIL Sub-Advisory Contracts, Putnam investment professionals who are based in the United Kingdom may serve as portfolio managers of or provide other investment services to a fund, consistent with local regulations. Under the Current PIL Sub-Advisory Contracts, Putnam Management (and not the funds) pays a quarterly sub-advisory fee to PIL for its services at the rates set forth in Appendix D.

As noted above in Proposal 1, the Transaction will result in an “assignment” of the Current PIL Sub-Advisory Contracts and will cause the Current PIL Sub-Advisory Contracts to terminate in accordance with applicable law.

At an in-person meeting on June 22-23, 2023, the Board of Trustees unanimously approved a proposed new sub-advisory contract between Putnam Management and PIL (the “New PIL Sub-Advisory Contract”) for each fund. Consistent with current law and interpretations of the Securities and Exchange Commission and its staff, it may not be necessary for shareholders to approve the New PIL Sub-Advisory Contract. However, notwithstanding that shareholder approval may not be required, the Board of Trustees has determined to seek shareholder approval of the New PIL Sub-Advisory Contract and to recommend to the shareholders of each applicable fund that they approve the New PIL Sub-Advisory Contract.

If shareholders of your fund approve the New PIL Sub-Advisory Contract before the consummation of the Transaction, the New PIL Sub-Advisory Contract will become effective with respect to your fund upon the consummation of the Transaction. In the event that the Transaction is not consummated, PIL will continue to serve as a subadviser of your fund pursuant to the terms of the Current PIL Sub-Advisory Contract for your fund.

* Impact of the Transaction on the Sub-Advisory Services Provided to Your Fund

The Transaction is not expected to result in any diminution in the nature, extent or quality of the services provided by PIL to your fund and its shareholders.

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*	The Interim Sub-Advisory Contract

If the shareholders of your fund do not approve the New PIL Sub-Advisory Contract and the Transaction is consummated, an interim sub-advisory contract between Putnam Management and PIL (the “Interim PIL Sub-Advisory Contract”) will take effect for your fund upon the consummation of the Transaction. The Board of Trustees approved the Interim PIL Sub-Advisory Contract on June 23, 2023 to allow PIL to continue providing services to your fund while shareholder approval of the New PIL Sub-Advisory Contract continues to be sought.

Rule 15a-4 under the 1940 Act allows an investment company to enter into an interim management contract with a maximum term of 150 days, without first obtaining shareholder approval, so that the investment company may receive investment management services without interruption following an assignment of a previous management contract.

The terms of the Interim PIL Sub-Advisory Contract are identical to those of the Current PIL Sub-Advisory Contracts, except for the term and escrow provisions described below. The Interim PIL Sub-Advisory Contract for your fund will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or, if shareholders of your fund approve the New PIL Sub-Advisory Contract, the effective date of the New PIL Sub-Advisory Contract. The Board of Trustees or a “majority of the outstanding voting securities,” as defined in the 1940 Act, may terminate the Interim PIL Sub-Advisory Contract for your fund on 10 calendar days’ written notice to PIL without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by PIL under the Interim PIL Sub-Advisory Contract will be held in an interest-bearing escrow account. (As noted below, the funds, including your fund, do not compensate PIL for its services. That compensation is paid by Putnam Management.) If shareholders of your fund approve the New PIL Sub-Advisory Contract before the end of the 150-day period, the amount held in the escrow account under the Interim PIL Sub-Advisory Contract will be paid to PIL. If shareholders of your fund do not approve the New PIL Sub-Advisory Contract prior to the end of the 150-day period, the Board of Trustees will consider what further action to take consistent with their fiduciary duties to the fund, and PIL will be paid the lesser of its costs incurred in performing its services under the Interim PIL Sub-Advisory Contract or the total amount of the escrow account, plus interest earned. The actions considered by the Board of Trustees may include, among other things, determining (to the extent consistent with current law and interpretations of the Securities and Exchange Commission and its staff) that shareholder approval is not required with respect to the New PIL Sub-Advisory Contract, having the fund managed without a sub-adviser, or making other appropriate arrangements.

*	The New PIL Sub-Advisory Contract; Comparison with the Current PIL Sub-Advisory Contract

The terms of the New PIL Sub-Advisory Contract (described generally below) are identical to those of the Current PIL Sub-Advisory Contract, except for the effective date, initial term, and certain non-substantive changes. The start date of each applicable fund’s Current PIL Sub-Advisory Contract, the date on which each applicable fund’s Current PIL Sub-Advisory Contract was last submitted to a vote of shareholders, and the purpose of the submission is set forth in Appendix D.

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Set forth below is a general description of the New PIL Sub-Advisory Contract and a comparison of its terms to those of the Current PIL Sub-Advisory Contract for your fund. The complete terms of the New PIL Sub-Advisory Contract are set forth in Appendix F-1.

Fees. There is no change in the rate of the fees payable to PIL under the New PIL Sub-Advisory Contract. The funds, including your fund, do not compensate PIL for its services. That compensation is paid by Putnam Management. The current fee schedule for investment sub-advisory services provided by PIL for each applicable fund is set forth in Appendix D.

Investment Sub-Advisory Services. Like the Current PIL Sub-Advisory Contract for your fund, the New PIL Sub-Advisory Contract for your fund provides that PIL will furnish continuously an investment program for a PIL Allocated Sleeve, determining what investments to purchase, hold, sell or exchange and what portion of the PIL Allocated Sleeve assets will be held uninvested, in compliance with the fund’s governing documents, investment objectives, policies and restrictions, and subject to the oversight and control of the Board of Trustees and Putnam Management. Putnam Management may also request PIL to assist with purchasing and selling securities for any fund, including the placement of orders with broker-dealers selected in accordance with the sub-advisory contract, even if Putnam Management has not established a PIL Allocated Sleeve for the fund. As indicated above, PIL’s responsibilities under the New PIL Sub-Advisory Contract for your fund are identical to those under the Current PIL Sub-Advisory Contract for your fund.

Like the Current PIL Sub-Advisory Contract for your fund, if requested by Putnam Management, PIL is authorized under the New PIL Sub-Advisory Contract to place orders for the purchase and sale of portfolio investments for any PIL Allocated Sleeve of your fund with brokers or dealers that PIL selects. PIL must select brokers and dealers, and place orders, using its best efforts to obtain for the funds the most favorable price and execution available, except that PIL may pay higher brokerage commissions if it determines in good faith that the commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer (a practice commonly known as “soft dollars”) and the services qualify as “minor non-monetary benefits” under the rules of the United Kingdom’s Financial Conduct Authority (“FCA”). PIL may make this determination in terms of either the particular transaction or its overall responsibilities for a fund and to other clients of Putnam Management or PIL for which Putnam Management or PIL exercises investment discretion. Putnam Management’s and PIL’s use of soft dollars is subject to policies established by the Board of Trustees from time to time and applicable guidance issued by the Securities and Exchange Commission and its staff and the FCA.

Expenses. Like the Current PIL Sub-Advisory Contract for your fund, the New PIL Sub-Advisory Contract requires PIL to bear the expenses associated with furnishing all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully.

Term and Termination. If approved by shareholders before the consummation of the Transaction, the New PIL Sub-Advisory Contract for your fund will go into effect for a two-year period beginning on the date the Transaction is consummated. Thereafter, if not terminated, the New PIL Sub-Advisory Contract will continue in effect from year to year if its continuance is

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specifically approved at least annually by (i) the Board of Trustees or the shareholders of the fund by the affirmative vote of a majority of the outstanding shares of the fund and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on the contract’s approval. The Current PIL Sub-Advisory Contracts have similar provisions for their term and continuance, although the initial term has elapsed.

Like the Current PIL Sub-Advisory Contract for your fund, the New PIL Sub-Advisory Contract for your fund provides that the contract may be terminated at any time by Putnam Management or PIL with not more than 60 days’, nor less than 30 days’, written notice to the other party and without the payment of any penalty. Your fund may also terminate the contract with respect to services provided to your fund by vote of a majority of its Trustees or by the affirmative vote of a “majority of the outstanding voting securities” of the fund, as defined in the 1940 Act, with not more than 60 days’, nor less than 30 days’, written notice to Putnam Management and PIL, and without the payment of any penalty. The New PIL Sub-Advisory Contract also will terminate automatically in the event of its “assignment” or upon the termination of Putnam Management’s management contract with a fund.

Limitation of Liability. Like the Current PIL Sub-Advisory Contract for your fund, under the New PIL Sub-Advisory Contract for your fund, PIL is not liable to Putnam Management, your fund or to any shareholder of your fund for any act or omission in the course of, or connected with, rendering services under the New PIL Sub-Advisory Contract, unless there is willful misfeasance, bad faith or gross negligence on the part of PIL or reckless disregard of its obligations and duties under the proposed sub-advisory contract.

Amendments; Defined Terms. Like the Current PIL Sub-Advisory Contract for your fund, any amendment to the New PIL Sub-Advisory Contract must be approved at a meeting by the vote, cast in person at a meeting called for the purpose of voting on the amendment’s approval, of a majority of the Independent Trustees. Certain terms used in the New PIL Sub-Advisory Contract are used as defined in the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

*	What did the Board of Trustees consider in evaluating the New PIL Sub-Advisory Contract?

At the meetings held on June 22-23, 2023, at which the Board of Trustees approved your fund’s New Management Contract, the Board of Trustees (including a majority of the Independent Trustees), also approved the New PIL Sub-Advisory Contract. The Board of Trustees’ considerations regarding the New PIL Sub-Advisory Contract are discussed in Proposal 1 above.

*	What is the voting requirement for approving the proposal?

Shareholder approval of your fund’s New PIL Sub-Advisory Contract will be obtained if the affirmative vote of a “majority of the outstanding voting securities” of the fund is received, which is defined under the 1940 Act to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the special meeting if more than 50% of the outstanding shares of the fund are present at the

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meeting in person or by proxy. The Board of Trustees unanimously recommends that shareholders vote FOR the New PIL Sub-Advisory Contract.

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Additional Information Relevant to the Proposals

Potential Conflict of Interest Relating to One of the Independent Trustees. Jennifer Williams Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of May 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. In light of this potential conflict of interest, Ms. Murphy withdrew from a portion of two meetings of the Independent Trustees, on January 27, 2023 and June 23, 2023, to facilitate an opportunity for further discussion of the Transaction and related matters without her present.

Further Information About Voting and the Special Meetings

Location. As part of our effort to maintain a safe and healthy environment at the special shareholder meetings, each fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the COVID-19 pandemic. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening your fund’s meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

Meeting Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to the proposals. Shares of all classes of each fund vote together as a single class. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the special meeting. For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, a majority of the shares entitled to vote constitutes a quorum for the transaction of business.

Votes cast by proxy or in person at the special meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions will be counted as shares that are

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present and entitled to vote on the proposals for purposes of determining the presence of a quorum. Abstentions have the effect of votes against the proposals. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote on the proposals any shares owned beneficially by their customers, there are unlikely to be any “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) at the special shareholder meetings. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the proposals for purposes of determining the presence of a quorum, and as if they were votes against the proposals).

The documents that authorize Putnam Fiduciary Trust Company, LLC (“PFTC”) or Putnam Investor Services, Inc. (“Putnam Investor Services”) to act as Trustee or servicing agent for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, PFTC or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that PFTC or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval, in accordance with the Trustees’ recommendations, of the proposals.

Shareholders who object to any proposal in this Proxy Statement will not be entitled under Massachusetts law or the Agreement and Declaration of Trust of the particular fund to demand payment for, or an appraisal of, their shares.

Each fund’s Amended and Restated Bylaws include a provision (collectively, the “Control Share Provision”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the fund. The Control Share Provision is primarily intended to protect the interests of the fund and its shareholders by limiting the risk that the fund will become subject to undue influence by activist investors. As described further below, the Control Share Provision does not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, it entrusts a fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares.

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Subject to various conditions and exceptions, the Amended and Restated Bylaws define a “Control Share Acquisition” to include an acquisition of fund shares (other than remarketed preferred shares of a series existing as of September 18, 2020) that, but for the Control Share Provision, would entitle the beneficial owner, upon the acquisition of such shares, to vote or direct the voting of shares having voting power in the election of Trustees (except for elections of Trustees by preferred shareholders of the fund voting as a separate class) within any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power.

Shares acquired before September 18, 2020 are excluded from the definition of Control Share Acquisition, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds. Subject to various conditions and procedural requirements set forth in the Amended and Restated Bylaws, including the delivery of a “Control Share Acquisition Statement” to the fund’s Clerk setting forth certain required information, a shareholder who obtains beneficial ownership of shares in a Control Share Acquisition generally may request a vote of fund shareholders (excluding such acquiring shareholder and certain other interested shareholders) to approve the authorization of voting rights for such shares at the next annual meeting of fund shareholders, notice of which has not been given before the fund has received the Control Share Acquisition Statement.

On February 23, 2023, the Trustees of each fund determined to exempt all prior, and, until further notice, new purchases of the funds’ shares that might otherwise be deemed Control Share Acquisitions under the Control Share Provision. Thus, the Control Share Provision currently has no effect, and will not affect voting at the special meetings in any way.

Voting in Person. Instructions on how to vote and the process for voting will be provided at the special shareholder meetings to any shareholders who choose to attend the special shareholder meetings to vote in person.

Special Rule for Proportional Voting for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against the proposal that have been received from other holders of preferred shares if (i) a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) less than 10% of the outstanding preferred shares have voted against the proposal, and (iii) for any proposal on which common and preferred shares vote together as a single class, the holders of the common shares have approved the proposal.

Other business. The Trustees know of no matters other than those described in this Proxy Statement to be brought before the special meetings. If, however, any other matters properly come before the special meetings, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed WHITE proxy card(s).

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Simultaneous meetings. The special meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of the other Putnam Closed-End Funds. It is anticipated that all special meetings of the Putnam Closed-End Funds will be held simultaneously. However, if any shareholder at a special meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the special meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the special meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor selected by Putnam Management or by automated telephone service. To vote online using the Internet, please access the Internet address listed on the WHITE proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your WHITE proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Revocation of proxies. Giving your proxy, whether by returning the WHITE or any other proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the special meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the special meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

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Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 26, 2024, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the next fiscal year. Shareholder proposals that are intended to be included in the proxy statement for that meeting and presented at the 2024 annual meeting must have been received by your fund on or before November 27, 2023. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to make a proposal at the 2024 annual meeting without including the proposal in the fund’s proxy statement must ensure that the proposal was received by your fund in good order and in compliance with all applicable legal requirements, including the requirements set forth in your fund’s Amended and Restated Bylaws, between January 22, 2024 and February 21, 2024. You may obtain a copy of your fund’s Amended and Restated Bylaws by submitting a request in writing to The Putnam Funds, 100 Federal Street, Boston, Massachusetts 02110.

Postponement and Adjournment. To the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice before the time scheduled for the meeting.

In addition to any ability that the persons named as proxies may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to the matter. Upon motion of the chair of the meeting, the question of adjournment may (but need not) be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies may propose adjournment of the meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendations are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting with respect to any or all proposals in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies or for any other reason. Putnam Investments (or an

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affiliate) will bear the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient votes consistent with the Trustees’ recommendation have been received may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

The record date initially set for a meeting will continue to apply to any adjourned or postponed session of that meeting, unless the Trustees fix a new record date for the meeting. If a new record date is fixed for a meeting, any proxy received by a fund from a shareholder who was a shareholder of record on both the record date originally set for the meeting and the new record date for the meeting will remain in full force and effect unless explicitly revoked by the shareholder.

Expense of the solicitation. For managing the Putnam Closed-End Funds’ overall proxy campaign, EQ Fund Solutions (“EQ”) will receive a proxy management fee of $223,000 plus reimbursement for out-of-pocket expenses. EQ will also receive fees in connection with assembling, mailing, and transmitting the notice of meeting, proxy statement and related materials on behalf of your fund, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by EQ will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the fees paid to EQ are estimated to be approximately $453,839. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. While fees paid to banks, brokers, or other financial intermediaries will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the Trustees’ recommendations, the aggregate fees across all funds are estimated to be approximately $1,184,000. Other costs associated with the proxy campaign, which are estimated to be approximately $60,000, include the expenses of the preparation and printing proxy materials. All proxy campaign costs are being borne by Putnam Investments (or an affiliate) because the funds are holding a special meeting only to approve new management contracts and a new sub-advisory contract in connection with the Transaction.

Duplicate mailings. As permitted by SEC rules, the funds’ practice is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate WHITE proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at putnam.com/individual.

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Fund Information (applicable to all funds, unless otherwise noted below)

Putnam Investment Management, LLC. Putnam Investment Management, LLC (“Putnam Management”) is an indirect wholly-owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 51.35% of the voting rights of Power Corporation of Canada. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. Power Financial Corporation, a wholly owned subsidiary of Power Corporation of Canada, is an international management and holding company with interests in financial services and asset management businesses in Canada, the United States and Europe. Power Financial Corporation in turn owns, directly and indirectly, voting securities to which are attached approximately 70.63% of the voting rights attached to all of the outstanding voting shares of Great-West Lifeco Inc., an international financial services holding company with interests in life insurance, health insurance, retirement and investment services, asset management and reinsurance businesses. Great-West Lifeco Inc. indirectly owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries, including Putnam Holdings.

The address of each of Putnam Investments and Putnam Management is 100 Federal Street, Boston, Massachusetts 02110. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 1V3.

Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is 100 Federal Street, Boston, MA 02110. It is currently expected that, following the consummation of the Transaction, Mr. Reynolds will continue to serve in various roles at Great-West Lifeco, its parent Power Corporation of Canada, and/or their affiliates, but will no longer serve as President and Chief Executive Officer of Putnam Investments.

Following the Transaction described in this Proxy Statement, Putnam Investments and Putnam Management would become indirect wholly-owned subsidiaries of Franklin Templeton.

Putnam Investments Limited. Putnam Investments Limited (“PIL”) is a registered investment adviser that has been retained by Putnam Management as investment sub-adviser or sub-manager with respect to a portion of the assets of certain funds, and is directly owned by Putnam Advisory Holdings II, LLC, which is a Delaware holding company, and is owned indirectly by Putnam Investments. The directors of PIL, listed along with their principal business occupations at Putnam Investments, are Vivek Gandhi, Portfolio Manager, and Alan G. McCormack, Head of Quantitative Equities and Risk. Vivek Gandhi is also the Chief Executive Officer of PIL. The address of PIL, Vivek Gandhi, and Alan G. McCormack is 16 St. James’s Street, London, SW1A 1ER, U.K. The address of Putnam Advisory Holdings II, LLC is 100 Federal Street, Boston, Massachusetts 02110.

Following the Transaction described in this Proxy Statement, PIL would become an indirect wholly-owned subsidiary of Franklin Templeton.

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Putnam Investor Services, Inc. Putnam Investor Services, Inc. (“Putnam Investor Services”) serves as your fund’s investor servicing agent. Putnam Investor Services is an indirect wholly-owned subsidiary of Putnam Investments. The address of Putnam Investor Services is 100 Federal Street, Boston, Massachusetts 02110.

Following the Transaction described in this Proxy Statement, Putnam Investor Services would become an indirect wholly-owned subsidiary of Franklin Templeton.

Payments to Putnam Management or its affiliates. Appendix G shows amounts paid to Putnam Management or its affiliates during each fund’s most recent fiscal year ended prior to July 1, 2023 for the services noted. The funds made no other material payments to Putnam Management or its affiliates during the periods shown.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

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Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Jonathan S. Horwitz[4] (Born 1955) Executive Vice President, Principal Executive Officer, and Compliance Liaison	Since 2004	Executive Vice President, Principal Executive Officer, and Compliance Liaison, The Putnam Funds.
Stephen J. Tate (Born 1974) Vice President and Chief Legal Officer	Since 2021

General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management

(2021 – Present).

Deputy General Counsel and related positions, Putnam Investments, Putnam Management and Putnam Retail Management (2004-2021).

James F. Clark[3] (Born 1974) Vice President and Chief Compliance Officer	Since 2016	Chief Compliance Officer, Putnam Investments and Putnam Management (2016 – Present). Associate General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management (2003-2015).
Michael J. Higgins[4] (Born 1976) Vice President, Treasurer, and Clerk	Since 2010	Vice President, Treasurer, and Clerk, The Putnam Funds.
Richard T. Kircher (Born 1962) Vice President and BSA Compliance Officer	Since 2019	Assistant Director, Operational Compliance, Putnam Investments and Putnam Retail Management (2015 – Present). Sr. Manager, Operational Compliance, Putnam Investments and Putnam Retail Management (2004-2015).
Janet C. Smith (Born 1965) Vice President, Principal Financial Officer, Principal Accounting Officer, and Assistant Treasurer	Since 2007	Head of Fund Administration Services, Putnam Investments and Putnam Management.
Susan G. Malloy (Born 1957) Vice President and Assistant Treasurer	Since 2007	Head of Accounting, Middle Office, and Control Services, Putnam Investments and Putnam Management.
Mark C. Trenchard (Born 1962) Vice President	Since 2002	Director of Operational Compliance, Putnam Investments and Putnam Retail Management.
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Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Alan G. McCormack (Born 1964) Vice President and Derivatives Risk Manager	Since 2022	Head of Quantitative Equities and Risk, Putnam Investments.
Martin Lemaire (Born 1984) Vice President and Derivatives Risk Manager	Since 2022	Risk Manager, Putnam Investments (2020 – Present). Risk Analyst, Putnam Investments (2016 – 2020).
Denere P. Poulack[4] (Born 1968) Assistant Vice President, Assistant Clerk, and Assistant Treasurer	Since 2004	Assistant Vice President, Assistant Clerk, and Assistant Treasurer, The Putnam Funds.

1 The address of each Officer is 100 Federal Street, Boston, MA 02110.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds, except in certain cases where a fund has a unitary fee and/or expense limitation arrangement whereby Putnam Management is responsible for all or a portion of these individuals’ compensation.

5% Beneficial Ownership. As of May 31, 2023, to the knowledge of the funds, no person other than those listed on Appendix K owned beneficially or of record 5% or more of any class of shares of any Putnam Closed-End Fund. See Appendix K for information about persons owning 5% or more of any class of shares of each Putnam Closed-End Fund.

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Appendix A — Number of Shares Outstanding as of the Record Date

	Putnam Managed Municipal Income Trust	Putnam Master Intermediate Income Trust	Putnam Municipal Opportunities Trust	Putnam Premier Income Trust
Common	47,913,359.519	48,895,994.693	33,192,679.648	96,763,187.775
Series A (Preferred)	240	—	—	—
Series B (Preferred)	—	—	2,876	—
Series C (Preferred)	1,507	—	2,673	—

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Appendix B — Current Management Contracts with Putnam Investment Management (“Putnam Management”) — Dates, Approvals and Fees

The following table contains certain information regarding the Current Management Contracts between Putnam Management and each Putnam Closed-End Fund. Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust pay a management fee to Putnam Management according to a rate that is based on the average net assets of the fund, including assets attributable to preferred shares. Putnam Master Intermediate Income Trust and Putnam Premier Income Trust pay a management fee to Putnam Management according to a rate that is based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund.

Fund	Date of Current Management Contract	Date Current Management Contract Last Approved by Board of Trustees	Date Current Management Contract Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Management Contract to Shareholder Vote	Management Fee Schedule
Putnam Managed Municipal Income Trust	February 27, 2014	June 23, 2023	February 27, 2014	Change of control of Putnam Management	First $500 million Next $500 million Next $500 million Next $5 billion Next $5 billion Next $5 billion Next $5 billion Any excess thereafter Subject to possible fee reduction(1)	The lesser of (i) 0.55%, or (ii) the following: 0.65% 0.55% 0.50% 0.45% 0.425% 0.405% 0.39% 0.38%
Putnam Master Intermediate Income Trust	February 27, 2014	June 23, 2023	February 27, 2014	Change of control of Putnam Management

First $500 million

Next $500 million

Next $500 million

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $8.5 billion

Any excess thereafter

0.75% 0.65% 0.60% 0.55% 0.525% 0.505% 0.49% 0.48% 0.47% 0.46% 0.45% 0.44% 0.43% 0.42%
Putnam Municipal Opportunities Trust	February 27, 2014	June 23, 2023	February 27, 2014	Change of control of Putnam Management	First $500 million Next $500 million Next $500 million Next $5 billion Next $5 billion Next $5 billion Next $5 billion Any excess thereafter Subject to possible fee reduction(1)	The lesser of (i) 0.55%, or (ii) the following: 0.65% 0.55% 0.50% 0.45% 0.425% 0.405% 0.39% 0.38%
Putnam Premier Income Trust	February 27, 2014	June 23, 2023	February 27, 2014	Change of control of Putnam Management

First $500 million

Next $500 million

Next $500 million

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $5 billion

Next $8.5 billion

Any excess thereafter

0.75% 0.65% 0.60% 0.55% 0.525% 0.505% 0.49% 0.48% 0.47% 0.46% 0.45% 0.44% 0.43% 0.42%

(1) If dividends payable on preferred shares during any dividend payment period plus any expenses attributable to preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the preferred shares outstanding during the period). Any amount in excess of the fee payable to Putnam Management for a given period will be used to reduce any subsequent fee payable to Putnam Management, as may be necessary.

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Appendix C – New Management Contracts with Putnam Management

Appendix C-1 – Form of New Management Contract

For the following funds only:

Putnam Managed Municipal Income Trust

Putnam Municipal Opportunities Trust

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FORM OF NEW MANAGEMENT CONTRACT

This Management Contract is dated as of [•] between [NAME OF FUND], a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a)               The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b)               The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c)               The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the

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broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d)               The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e)               The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f)                Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

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3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Net Assets, computed and paid quarterly at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended.

“Average Net Assets” means the average of all of the determinations of the Fund’s net asset value during each quarter at the close of business on the last business day of each week, for each week which ends during the quarter. The fee is payable for each quarter within 30 days after the close of the quarter.

In the event that the amount of dividends payable with respect to any outstanding shares of beneficial interest of the Fund with preference rights (“Preferred Shares”) during any period for which regular payments of dividends or other distributions on such Preferred Shares are payable (each, a “Dividend Period”) plus expenses attributable to such Preferred Shares for such Dividend Period exceeds the portion of the Fund’s net income and net short-term capital gains (but not long-term capital gains) accruing during such Dividend Period as a result of the fact that such Preferred Shares were outstanding during such Period, then the fee payable to the Manager pursuant to this Section 3 shall be reduced by the amount of such excess; provided, however, that the amount of such reduction for any such Period shall not exceed the amount determined by multiplying (i) the aggregate liquidation preference of the average number of Preferred Shares outstanding during the Period by (ii) the percentage of the aggregate net asset value of the Fund which the fee payable to the Manager during such Period pursuant to this Section 3 would constitute without giving effect to such reduction. The amount of such reduction attributable to any Dividend Period shall reduce the amount of the next quarterly payment of the fee payable pursuant to this Section 3 following the end of such Dividend Period, and of any subsequent quarterly or more frequent payments, as may be necessary. The expenses attributable to the Preferred Shares and the portion of the Fund’s net income and net short-term capital gains accruing during any Dividend Period as a result of the fact that Preferred Shares were outstanding during such Period shall be determined by the Trustees of the Fund.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the

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Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a quarter, the foregoing compensation will be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) for an initial period of two years from the date of this Contract, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

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For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7.	NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8.	LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

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IN WITNESS WHEREOF, [NAME OF FUND] and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

[NAME OF FUND]

By:	_____________________
Name:
Title:

PUTNAM INVESTMENT MANAGEMENT, LLC

By:	_____________________
Name:
Title:

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Schedule A

[List of Funds]

Schedule B

[FEE SCHEDULE: See Appendix B to this proxy statement for each fund’s detailed fee information. The management fee for each fund under the proposed new management contract is identical to that for each fund under the fund’s previous management contract.]

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Appendix C-2 – Form of New Management Contract

For the following funds only:

Putnam Master Intermediate Income Trust

Putnam Premier Income Trust

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FORM OF NEW MANAGEMENT CONTRACT

This Management Contract is dated as of [•] between [NAME OF FUND], a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a)               The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b)               The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c)               The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the

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transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d)               The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e)               The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f)                Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common

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control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Net Assets, computed and paid quarterly at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended.

“Average Net Assets” means the average of the weekly determinations of the difference between the total assets of the Fund (including any assets attributable to leverage for investment purposes) and the total liabilities of the Fund (excluding liabilities incurred in connection with leverage for investment purposes), determined at the close of the last business day of each week, for each week which ends during the quarter. The fee is payable for each quarter within 30 days after the close of the quarter. As used in this Section 3, “leverage for investment purposes” means any incurrence of indebtedness the proceeds of which are to be invested in accordance with the Fund’s investment objective. For purposes of calculating Average Net Assets, liabilities associated with any instruments or transactions used to leverage the Fund’s portfolio for investment purposes (whether or not such instruments or transactions are “covered” within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) are not considered liabilities. For purposes of calculating Average Net Assets, the total assets of the Fund will be deemed to include (a) any proceeds from the sale or transfer of an asset (the “Underlying Asset”) of the Fund to a counterparty in a reverse repurchase or dollar roll transaction and (b) the value of such Underlying Asset as of the relevant measuring date.

In the event that, during any period for which payments of interest or fees (whether designated as such or implied) are payable in connection with any indebtedness or other obligation of the Fund incurred for investment purposes (a “Measurement Period”), the amount of interest payments and fees with respect to such indebtedness or other obligation, plus additional expenses attributable to any such leverage for investment purposes for such Measurement Period, exceeds the portion of the Fund’s net income and net short-term capital gains (but not long-term capital gains) accruing during such Measurement Period as a result of the fact that such indebtedness or other obligation was outstanding during the Measurement Period, then the fee payable to the Manager pursuant to this Section 3 shall be reduced by the amount of such excess; provided, however, that the amount of such reduction for any such Period shall not exceed the amount determined by multiplying (i) the aggregate value of all assets representing leverage for investment purposes by (ii) the percentage of the Average Net Assets of the Fund which the fee payable to the Manager during such Measurement Period pursuant to this Section 3 would constitute without giving effect to such reduction. The amount of

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such reduction attributable to any Measurement Period shall reduce the amount of the next quarterly payment of the fee payable pursuant to this Section 3 following the end of such Measurement Period, and of any subsequent quarterly or more frequent payments, as may be necessary. The expenses attributable to leverage for investment purposes and the portion of the Fund’s net income and net short-term capital gains accruing during any Measurement Period as a result of the fact that leverage for investment purposes was outstanding during such Measurement Period shall be determined by the Trustees of the Fund.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a quarter, the foregoing compensation will be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

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5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) for an initial period of two years from the date of this Contract, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

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7.	NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8.	LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

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IN WITNESS WHEREOF, [NAME OF FUND] and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

[NAME OF FUND]

By:	_____________________
Name:
Title:

PUTNAM INVESTMENT MANAGEMENT, LLC

By:	_____________________
Name:
Title:

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Schedule A

[List of Funds]

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Schedule B

[FEE SCHEDULE: See Appendix B to this proxy statement for each fund’s detailed fee information. The management fee for each fund under the proposed new management contract is identical to that for each fund under the fund’s previous management contract.

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Appendix D — Current Sub-Advisory Contract with Putnam Investments Limited (“PIL”) — Dates, Approvals and Fees

Fund	Date of Current Sub-Advisory Contract	Date Current Sub-Advisory Contract Last Approved by Board of Trustees	Date Current Sub-Advisory Contract Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Sub-Advisory Contract to Shareholder Vote	Sub-Advisory Fee
Putnam Master Intermediate Income Trust	July 1, 2022	June 23, 2023	N/A**	N/A**	0.20% of Average Weekly Assets in Allocated Sleeves.*
Putnam Premier Income Trust	July 1, 2022	June 23, 2023	N/A**	N/A**	0.20% of Average Weekly Assets in Allocated Sleeves.*
Putnam Managed Municipal Income Trust	July 1, 2022	June 23, 2023	N/A**	N/A**	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.
Putnam Municipal Opportunities Trust	July 1, 2022	June 23, 2023	N/A**	N/A**	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.

*“Average Weekly Assets” means the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes) attributable to the portion of the fund managed by PIL and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes) attributable to such portion of the fund managed by PIL.

**Consistent with law and interpretations of the Securities and Exchange Commission staff, it was not necessary for shareholders to approve the sub-advisory contract with PIL at the time it was entered into.

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Appendix E — Description of Contract Approval Process

The discussion below summarizes the principal factors considered by the Trustees in approving the continuance of the current management contracts (the “Current Management Contracts”) in June 2023.

General conclusions

The Board of Trustees of The Putnam Funds (the “funds”) oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act (the Board’s “independent legal counsel”), considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts effective July 1, 2023. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approvals were based on the following conclusions:

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•	That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and
•	That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for the Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Board of Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of interim and new management and sub-management contracts for the funds, which had been proposed in light of the transaction announced on May 31, 2023 and described elsewhere in this Proxy Statement, which will cause the funds’ current management and sub-management contracts to terminate in accordance with applicable law or the terms of each contract.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and breakpoints. Under their management contracts, the closed-end funds each have the benefit of breakpoints in their management fee schedules that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets increase. The Trustees noted, however, that since closed-end funds typically do not change materially in size through the sale or redemption of shares, these are not likely to have a meaningful impact. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances – for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry – that suggest that consideration of fee changes might

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be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for any fund would be appropriate at this time.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”), each Putnam fund ranked in particular percentiles in management fees and total expenses as of December 31, 2022. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and investor services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors

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contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks.

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance the investment capabilities and supplement the internal research efforts of Putnam Management. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliate by the closed-end funds for investor services. In conjunction with the review of the funds’ management and sub-management contracts, the Trustees reviewed the closed-end funds’ investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the closed-end funds to PSERV for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the closed-end funds, and that they were of a quality at least equal to those provided by other providers.

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Appendix F – New Sub-Advisory Contract

Appendix F-1 – Form of New Sub-Advisory Contract with PIL

F-1

Form of SUB-MANAGEMENT CONTRACT

This Sub-Management Contract is dated as of [•] between PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”) and PUTNAM INVESTMENTS LIMITED, a company organized under the laws of England and Wales (the “Sub-Manager”).

WHEREAS, the Manager is the investment manager of each of the investment companies registered under the United States Investment Company Act of 1940, as amended, that are identified on Schedule A hereto, as it may from time to time be amended by the Manager (the “Funds”), and a registered investment adviser under the United States Investment Advisers Act of 1940, as amended;

WHEREAS, the Sub-Manager is licensed as an investment manager by the Financial Conduct Authority of the United Kingdom (the “FCA”); and

WHEREAS, the Manager desires to engage the Sub-Manager from time to time to manage all or a portion of certain of the Funds:

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY SUB-MANAGER.

(a)               The Sub-Manager, at its expense, will furnish continuously an investment program for all or a portion of any Fund the management of which is allocated from time to time by the Manager to the Sub-Manager (an “Allocated Sleeve”). The Manager shall, in its sole discretion, determine which Funds will have an Allocated Sleeve and the amount of assets allocated from time to time to each such Allocated Sleeve; provided that, with respect to any Fund, the Trustees of such Fund must have approved the use of the Sub-Manager prior to the creation of an Allocated Sleeve for such Fund. The Sub-Manager will determine what investments shall be purchased, held, sold or exchanged by any Allocated Sleeve and what portion, if any, of the assets of the Allocated Sleeve shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund’s investments held in such Allocated Sleeve.

(b)               The Manager may also, at its discretion, request the Sub-Manager to provide assistance with purchasing and selling securities for any Fund, including the placement of orders with broker-dealers selected in accordance with Section 1(d), even if the Manager has not established an Allocated Sleeve for such Fund.

(c)               The Sub-Manager at its expense will furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully.

(d)               If requested by the Manager, the Sub-Manager shall place all orders for the purchase and sale of portfolio investments for any Allocated Sleeve with brokers or dealers selected by the Sub-Manager. In the selection of such brokers or dealers and the placing of such orders, the Sub-Manager shall use its best efforts to obtain for the related Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions

F-2

for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. To the extent permitted by applicable law and subject to such policies as the Trustees of the Funds may determine, the Sub-Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager or the Sub-Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and to other clients of the Manager or the Sub-Manager as to which the Manager or the Sub-Manager exercises investment discretion. The Sub-Manager agrees that in connection with purchases or sales of portfolio investments for any Fund, neither the Sub-Manager nor any officer, director, employee or agent of the Sub-Manager shall act as a principal or receive any commission other than as provided in Section 3.

(e)               The Sub-Manager shall not be obligated to pay any expenses of or for the Manager or any Fund not expressly assumed by the Sub-Manager pursuant to this Section 1.

(f)                In the performance of its duties, the Sub-Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of each applicable Fund and such Fund’s stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of such Fund and to comply with other policies which the Manager or the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Manager.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of a Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Manager, and in any person controlled by or under common control with the Sub-Manager, and that the Sub-Manager and any person controlled by or under common control with the Sub-Manager may have an interest in such Fund. It is also understood that the Sub-Manager and any person controlled by or under common control with the Sub-Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3.	COMPENSATION.

Except as provided below, the Manager will pay to the Sub-Manager as compensation for the Sub-Manager’s services rendered, a fee, computed and paid quarterly at the annual rate of 0.25% per annum of average aggregate net asset value of the assets in equity and asset allocation

F-3

Allocated Sleeves and 0.20% per annum of average aggregate net asset value of the assets in fixed income Allocated Sleeves of Funds identified on Schedule A.

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during a quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each quarter within 30 days after the close of such quarter. The Sub-Manager shall look only to the Manager for payment of its fees. No Fund shall have any responsibility for paying any fees due the Sub-Manager.

With respect to each of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, the Manager will pay to the Sub-Manager as compensation for the Sub-Manager’s services rendered, a fee, computed and paid quarterly at the annual rate of 0.20% of Average Weekly Assets in Allocated Sleeves. “Average Weekly Assets” means the average of the weekly determinations of the difference between the total assets of the Fund (including any assets attributable to leverage for investment purposes) attributable to an Allocated Sleeve and the total liabilities of the Fund (excluding liabilities incurred in connection with leverage for investment purposes) attributable to such Allocated Sleeve, determined at the close of the last business day of each week, for each week which ends during the quarter. Such fee shall be payable for each quarter within 30 days after the close of such quarter. As used in this Section 3, “leverage for investment purposes” means any incurrence of indebtedness the proceeds of which are to be invested in accordance with the Fund’s investment objective. For purposes of calculating Average Weekly Assets, liabilities associated with any instruments or transactions used to leverage the Fund’s portfolio for investment purposes (whether or not such instruments or transactions are “covered” within the meaning of the Investment Company Act of 1940 and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) are not considered liabilities. For purposes of calculating Average Weekly Assets, the total assets of the Fund will be deemed to include (a) any proceeds from the sale or transfer of an asset (the “Underlying Asset”) of the Fund to a counterparty in a reverse repurchase or dollar roll transaction and (b) the value of such Underlying Asset as of the relevant measuring date.

In the event that the Manager’s management fee from either of Putnam Master Intermediate Income Trust or Putnam Premier Income Trust is reduced pursuant to the investment management contract between such Fund and the Manager because during any Measurement Period (as defined below) the amount of interest payments and fees with respect to indebtedness or other obligation of the Fund incurred for investment leverage purposes, plus additional expenses attributable to any such leverage for investment purposes, exceeds the portion of the Fund’s net income and net short-term capital gains (but not long-term capital gains) accruing during such Measurement Period as a result of the fact that such indebtedness or other obligation was outstanding during the Measurement Period, the fee payable to the Sub-Manager with respect to such Fund shall be reduced in the same proportion as the fee paid to the Manager with respect to such Fund is so reduced. “Measurement Period” shall be any period for which payments of interest or fees (whether designated as such or implied) are payable in connection with any indebtedness or other obligation of the Fund incurred for investment purposes.

If the Sub-Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

F-4

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended with respect to any Allocated Sleeve unless such amendment be approved at a meeting by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the related Fund who are not interested persons of such Fund or of the Manager.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) for an initial period of two years from the date of this Contract, and will continue in effect from year to year thereafter until terminated as follows:

(a)               Either party hereto or, with respect to any Allocated Sleeve, the related Fund may at any time terminate this Contract by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b)               With respect to any Allocated Sleeve, if (i) the Trustees of the related Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of such Fund, and (ii) a majority of the Trustees of such Fund who are not interested persons of such Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later, or

(c)               With respect to any Allocated Sleeve, automatically upon termination of the Manager’s investment management contract with the related Fund.

Action by a Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of such Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares of a Fund” means the affirmative vote, at a duly called and held meeting of shareholders of such Fund, (a) of the holders of 67% or more of the shares of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of such Fund entitled to vote at such meeting, whichever is less.

F-5

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the United States Investment Company Act of 1940 and the Rules and Regulations thereunder (the “1940 Act”), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, and the Rules and Regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the United States Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7.	NON-LIABILITY OF SUB-MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Manager, or reckless disregard of its obligations and duties hereunder, the Sub-Manager shall not be subject to any liability to the Manager, any Fund or to any shareholder of any Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.	ADDITIONAL PROVISIONS.

(a)               The Sub-Manager represents that it is regulated by the FCA in the conduct of its investment business. The Sub-Manager has in operation a written procedure in accordance with FCA rules for the effective consideration and proper handling of complaints from customers. Any complaint by the Manager or any Fund should be sent to the Compliance Officer of the Sub-Manager. The Manager and any Fund is also entitled to make any complaints about the Sub-Manager to the Financial Ombudsman Service established by the FCA. The Manager and any Fund may also request a statement describing its rights to compensation in the event of the Sub-Manager’s inability to meet its liabilities.

(b)               The Manager represents that it and each Fund are “Professional Customers” in the meaning of the FCA’s rules.

(c)               Although each Fund is not a party hereto and shall have no responsibility for the Manager’s or the Sub-Manager’s obligations hereunder, each Fund is named as explicit third party beneficiary of the parties’ agreements hereunder.

F-6

IN WITNESS WHEREOF, PUTNAM INVESTMENTS LIMITED and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed in duplicate on its behalf by an officer duly authorized, all as of the day and year first above written.

PUTNAM INVESTMENTS LIMITED

By: ___________________
Name:
Title:

PUTNAM INVESTMENT MANAGEMENT, LLC

By: ___________________
Name:
Title:

F-7

Schedule A

[List of Funds]

F-8

Appendix G — Fees Paid to Adviser and its Affiliates

The following table indicates amounts paid by each Putnam Closed-End Fund to Putnam Management or an affiliate of Putnam Management during the fund’s last fiscal year. No fund paid commissions to an affiliated broker for the fund’s most recently completed fiscal year.

Fund	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fees paid to Putnam Investor Services, Inc. for serving as investor servicing agent in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End
Putnam Managed Municipal Income Trust	$2,506,222	$177,638	10/31/2022
Putnam Master Intermediate Income Trust	$1,446,776	$97,151	9/30/2022
Putnam Municipal Opportunities Trust	$2,337,721	$189,683	4/30/2023
Putnam Premier Income Trust	$3,308,316	$220,690	7/31/2022

G-1

Appendix H — Other Funds Advised by Adviser and Subadviser

The following table contains certain information regarding funds for which Putnam Management and/or PIL provides investment advisory services, including funds in the Putnam family of funds and funds that are not in the Putnam family of funds, and that may have similar investment objective and policies to your fund.

Funds not in the Putnam Family of Funds

Fund	Adviser / Subadviser to Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee/Sub-Management Fee/Sub-Advisory Fee Schedule		Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Empower High Yield Bond Fund	Putnam Management (Subadviser)	$502,545,332	Sub-advisory Fee (on all assets)	0.35%	$1,911,069	No	High Current Income with capital appreciation as a secondary objective when consistent with the primary objective
Russell Multi-Strategy Income Fund	Putnam Management (Money Manager)	$398,696,000	Management fee	0.50%	$2,577,197	No	High Current Income and as a secondary objective, long-term capital growth
SA Putnam International Growth and Income Portfolio	Putnam Management (Subadviser)	$348,762,820	Sub-advisory Fee of average daily net assets of the portfolio) Up to first $150 million On the next $150 million Over $300 million	0.65% 0.55%. 0.45%	$1,783,345	No	Growth of capital and secondarily, current income

H-1

Funds in the Putnam Family of Funds

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
George Putnam Balanced Fund	$1,722,419,409	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.680% 0.630% 0.580% 0.530% 0.480% 0.460% 0.450% 0.445%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$9,649,895	Yes	Capital growth and current income
Putnam BDC Income ETF(1)	$29,358,933	All inclusive	0.75%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$66,336	No	Current income.
Putnam California Tax Exempt Income	$815,014,310	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.590% 0.540% 0.490% 0.440% 0.390% 0.370% 0.360% 0.355%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$4,238,566	Yes	As high a level of current income, exempt from federal income tax and California personal income tax as we believe to be consistent with preservation of capital.
H-2

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Convertible Securities	$662,990,983	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.780% 0.730% 0.680% 0.630% 0.580% 0.560% 0.550% 0.545%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$4,983,681	Yes	Current income and capital appreciation, with equal emphasis. Conservation of capital is a secondary objective.
Putnam Core Bond Fund	$359,707,194	March 1, 2023 through August 31, 2024 September 1, 2024 and thereafter	The lesser of (i) 0.39% and (ii) 0.60%, subject to the following performance adjustments Benchmark: ICE BofA U.S. Treasury Bill Index Hurdle: 3.00% Maximum Performance Adjustment Rate: 0.12% Minimum Performance Adjustment Rate: -0.12% 0.39%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$1,852,175	No	High current income consistent with what Putnam Management believes to be prudent risk.
Putnam Diversified Income Trust	$1,590,934,468	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.700% 0.650% 0.600% 0.550% 0.500% 0.480% 0.470% 0.465%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$10,325,369	Yes	As high a level of current income as Putnam Management believes is consistent with preservation of capital.
H-3

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Dynamic Asset Allocation Conservative	$814,874,322	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.680% 0.630% 0.580% 0.530% 0.480% 0.460% 0.450% 0.4455%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$4,985,532	Yes	Total return consistent with preservation of capital.
Putnam Dynamic Asset Allocation Balanced	$2,083,215,782	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.680% 0.630% 0.580% 0.530% 0.480% 0.460% 0.450% 0.4455%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$12,869,313	Yes	Total return.
Putnam ESG Core Bond ETF(2)	$466,144,573	All inclusive	0.35%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$337,530	No	High current income is consistent with what Putnam Management believes to be prudent risk.
H-4

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam ESG High Yield ETF(2)	$104,842,443	All inclusive	0.55%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$131,259	No	High current income. Capital growth is a secondary goal when consistent with achieving high current income.
Putnam ESG Ultra Short ETF(2)	$125,536,412	All inclusive	0.25%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$67,876	No	As high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.
Putnam Floating Rate Income Fund	$370,752,546	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.720% 0.670% 0.620% 0.570% 0.520% 0.500% 0.490% 0.485%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$2,373,648	Yes	High income. Preservation of capital is a secondary objective.
H-5

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Focused Large Cap Value ETF	$47,365,113	All inclusive	0.55%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$124,660	No	Capital growth and current income.
Putnam Global Income Trust	$147,729,985	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.700% 0.650% 0.600% 0.550% 0.500% 0.480% 0.470% 0.465%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$361,202	Yes	High current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income.
Putnam Government Money Market Fund	209,280,106	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.440% 0.390% 0.340% 0.290% 0.240% 0.220% 0.210% 0.205%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$270,281	Yes	As high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.
H-6

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam High Yield Fund	949,966,476	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.720% 0.670% 0.620% 0.570% 0.520% 0.500% 0.490% 0.485%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$5,707,743	Yes	High current income. Capital growth is a secondary goal when consistent with achieving high current income.
Putnam Income Fund	1,964,125,994	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.550% 0.500% 0.450% 0.400% 0.350% 0.330% 0.320% 0.315%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$7,237,895	Yes	High current income consistent with what Putnam Management believes to be prudent risk.
Putnam Intermediate-Term Municipal Income Fund	33,717,343	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.590% 0.540% 0.490% 0.440% 0.390% 0.370% 0.360% 0.355%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	As high a level of current income exempt from federal income tax as we believe is consistent with preservation of capital.
H-7

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam International Value Fund	$214,505,605	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter Benchmark: Hurdle: Maximum Performance Adjustment Rate: Minimum Performance Adjustment Rate:	0.850% 0.800% 0.750% 0.700% 0.650% 0.630% 0.620% 0.615% MSCI EAFE Value Index (Net Dividends)* N/A 0.15% -0.15%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$1,253,479	Yes	Capital growth. Current income is a secondary objective.
Putnam Large Cap Value Fund	$17,823,515,712	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter Benchmark: Hurdle: Maximum Performance Adjustment Rate: Minimum Performance Adjustment Rate:	0.710% 0.660% 0.610% 0.560% 0.510% 0.490% 0.480% 0.475% Russell 1000 Growth Index N/A 0.12% -0.12%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$81,857,390	Yes	Capital growth and current income.
H-8

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Managed Municipal Income Trust	$289,259,002	First $500 million Next $500 million Next $500 million Next $5 billion Next $5 billion Next $5 billion Next $5 billion Any excess thereafter Subject to possible fee reduction(3)	The lesser of (i) 0.55%, or (ii) the following: 0.65% 0.55% 0.50% 0.45% 0.425% 0.405% 0.39% 0.38%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$2,506,222	No	High level of current income exempt from federal income tax.
Putnam Massachusetts Tax Exempt Income Fund	$253,056,045	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.590% 0.540% 0.490% 0.440% 0.390% 0.370% 0.360% 0.355%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$1,063,088	Yes	As high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Management believes is consistent with preservation of capital.
Putnam Master Intermediate Income Trust	$176,942,354	First $500 million Next $500 million Next $500 million Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $8.5 billion Any excess thereafter	0.75% 0.65% 0.60% 0.55% 0.525% 0.505% 0.49% 0.48% 0.47% 0.46% 0.45% 0.44% 0.43% 0.42%	0.20% of Average Weekly Assets in Allocated Sleeves.*	$1,446,776	No	Equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.
H-9

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Minnesota Tax Exempt Income Fund	$169,370,648	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.590% 0.540% 0.490% 0.440% 0.390% 0.370% 0.360% 0.355%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$677,076	Yes	As high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Management believes is consistent with preservation of capital.
Putnam Money Market Fund	777,820,212	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.440% 0.390% 0.340% 0.290% 0.240% 0.220% 0.210% 0.205%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$853,071	Yes	As high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.
Putnam Mortgage Opportunities Fund	$361,100,119	First $500 million Next $500 million Any excess thereafter	0.550% 0.500% 0.450%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$2,090,573	Yes	Maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income.
H-10

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Mortgage Securities Fund	483,909,282	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.550% 0.500% 0.450% 0.400% 0.350% 0.330% 0.320% 0.315%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$2,291,472	Yes	As high a level of current income as Putnam Management believes is consistent with preservation of capital
Putnam Multi-Asset Income Fund	17,223,679	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.630% 0.580% 0.530% 0.480% 0.430% 0.410% 0.400% 0.395%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Total return consistent with conservation of capital. Within the fund’s total return orientation, the fund seeks to provide current income, along with long-term Capital appreciation.
Putnam Municipal Opportunities Trust	$377,416,229	First $500 million Next $500 million Next $500 million Next $5 billion Next $5 billion Next $5 billion Next $5 billion Any excess thereafter Subject to possible fee reduction(3)	The lesser of (i) 0.55%, or (ii) the following: 0.65% 0.55% 0.50% 0.45% 0.425% 0.405% 0.39% 0.38%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$2,377,721	No	As high a level of current income exempt from federal income tax as we believe to be consistent with preservation of capital.
H-11

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam New Jersey Tax Exempt Income Fund	$129,604,272	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.590% 0.540% 0.490% 0.440% 0.390% 0.370% 0.360% 0.355%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$551,851	Yes	As high a level of current income exempt from federal income tax and New Jersey personal income tax as Putnam Management believes is consistent with preservation of capital.
Putnam New York Tax Exempt Income Fund	814,629,351	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.590% 0.540% 0.490% 0.440% 0.390% 0.370% 0.360% 0.355%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$3,814,829	Yes	As high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital.
Putnam Ohio Tax Exempt Income Fund	$83,119,425	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.590% 0.540% 0.490% 0.440% 0.390% 0.370% 0.360% 0.355%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$368,621	Yes	As high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Management believes is consistent with preservation of capital.
H-12

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Pennsylvania Tax Exempt Income Fund	$114,922,094	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.590% 0.540% 0.490% 0.440% 0.390% 0.370% 0.360% 0.355%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$518,631	Yes	As high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Management believes is consistent with preservation of capital.
Putnam Premier Income Trust	$409,600,320	First $500 million Next $500 million Next $500 million Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $5 billion Next $8.5 billion Any excess thereafter	0.75% 0.65% 0.60% 0.55% 0.525% 0.505% 0.49% 0.48% 0.47% 0.46% 0.45% 0.44% 0.43% 0.42%	0.20% of Average Weekly Assets in Allocated Sleeves.*	$3,308,316	No	High current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.
H-13

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Retirement Advantage 2025 Fund	12,633,256	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.45% 0.45% 0.45% 0.45% 0.45% 0.44% 0.44% 0.44% 0.44% 0.44% 0.43% 0.43% 0.43% 0.43% 0.43% 0.42% 0.42% 0.42% 0.42% 0.42% 0.41% 0.41% 0.41% 0.41% 0.41% 0.40% 0.40% 0.40% 0.40% 0.40% 0.39% 0.39% 0.39% 0.39% 0.39% 0.38% 0.38% 0.38% 0.38% 0.38% 0.37% 0.37% 0.37% 0.37% 0.37%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-14

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Retirement Advantage 2030 Fund	12,306,506	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.45% 0.45% 0.45% 0.45% 0.45% 0.44% 0.44% 0.44% 0.44% 0.44% 0.43% 0.43% 0.43% 0.43% 0.43% 0.42% 0.42% 0.42% 0.42% 0.42% 0.41% 0.41% 0.41% 0.41% 0.41% 0.40% 0.40% 0.40% 0.40% 0.40% 0.39% 0.39% 0.39% 0.39% 0.39% 0.38% 0.38% 0.38% 0.38% 0.38% 0.37% 0.37% 0.37% 0.37% 0.37%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-15

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Retirement Advantage 2035 Fund	13,014,418	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.45% 0.45% 0.45% 0.45% 0.45% 0.44% 0.44% 0.44% 0.44% 0.44% 0.43% 0.43% 0.43% 0.43% 0.43% 0.42% 0.42% 0.42% 0.42% 0.42% 0.41% 0.41% 0.41% 0.41% 0.41% 0.40% 0.40% 0.40% 0.40% 0.40% 0.39% 0.39% 0.39% 0.39% 0.39% 0.38% 0.38% 0.38% 0.38% 0.38% 0.37% 0.37% 0.37% 0.37% 0.37%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-16

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Retirement Advantage 2040 Fund	7,179,714	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.45% 0.45% 0.45% 0.45% 0.45% 0.44% 0.44% 0.44% 0.44% 0.44% 0.43% 0.43% 0.43% 0.43% 0.43% 0.42% 0.42% 0.42% 0.42% 0.42% 0.41% 0.41% 0.41% 0.41% 0.41% 0.40% 0.40% 0.40% 0.40% 0.40% 0.39% 0.39% 0.39% 0.39% 0.39% 0.38% 0.38% 0.38% 0.38% 0.38% 0.37% 0.37% 0.37% 0.37% 0.37%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-17

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Retirement Advantage 2045 Fund	8,372,876	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.45% 0.45% 0.45% 0.45% 0.45% 0.44% 0.44% 0.44% 0.44% 0.44% 0.43% 0.43% 0.43% 0.43% 0.43% 0.42% 0.42% 0.42% 0.42% 0.42% 0.41% 0.41% 0.41% 0.41% 0.41% 0.40% 0.40% 0.40% 0.40% 0.40% 0.39% 0.39% 0.39% 0.39% 0.39% 0.38% 0.38% 0.38% 0.38% 0.38% 0.37% 0.37% 0.37% 0.37% 0.37%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-18

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Retirement Advantage 2050 Fund	4,407,301	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.45% 0.45% 0.45% 0.45% 0.45% 0.44% 0.44% 0.44% 0.44% 0.44% 0.43% 0.43% 0.43% 0.43% 0.43% 0.42% 0.42% 0.42% 0.42% 0.42% 0.41% 0.41% 0.41% 0.41% 0.41% 0.40% 0.40% 0.40% 0.40% 0.40% 0.39% 0.39% 0.39% 0.39% 0.39% 0.38% 0.38% 0.38% 0.38% 0.38% 0.37% 0.37% 0.37% 0.37% 0.37%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-19

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Retirement Advantage 2055 Fund	3,161,687	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.45% 0.45% 0.45% 0.45% 0.45% 0.44% 0.44% 0.44% 0.44% 0.44% 0.43% 0.43% 0.43% 0.43% 0.43% 0.42% 0.42% 0.42% 0.42% 0.42% 0.41% 0.41% 0.41% 0.41% 0.41% 0.40% 0.40% 0.40% 0.40% 0.40% 0.39% 0.39% 0.39% 0.39% 0.39% 0.38% 0.38% 0.38% 0.38% 0.38% 0.37% 0.37% 0.37% 0.37% 0.37%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-20

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Retirement Advantage 2060 Fund	1,245,072	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.45% 0.45% 0.45% 0.45% 0.45% 0.44% 0.44% 0.44% 0.44% 0.44% 0.43% 0.43% 0.43% 0.43% 0.43% 0.42% 0.42% 0.42% 0.42% 0.42% 0.41% 0.41% 0.41% 0.41% 0.41% 0.40% 0.40% 0.40% 0.40% 0.40% 0.39% 0.39% 0.39% 0.39% 0.39% 0.38% 0.38% 0.38% 0.38% 0.38% 0.37% 0.37% 0.37% 0.37% 0.37%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-21

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Retirement Advantage 2065 Fund	174,853	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.45% 0.45% 0.45% 0.45% 0.45% 0.44% 0.44% 0.44% 0.44% 0.44% 0.43% 0.43% 0.43% 0.43% 0.43% 0.42% 0.42% 0.42% 0.42% 0.42% 0.41% 0.41% 0.41% 0.41% 0.41% 0.40% 0.40% 0.40% 0.40% 0.40% 0.39% 0.39% 0.39% 0.39% 0.39% 0.38% 0.38% 0.38% 0.38% 0.38% 0.37% 0.37% 0.37% 0.37% 0.37%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-22

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)	Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Retirement Advantage Maturity Fund	12,715,429	0.36%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	As high a rate of current income as Putnam Management believes is consistent with preservation of capital.
Putnam Short Duration Bond Fund	$1,756,894,516	0.37%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$7,627,121	No	As high a rate of current income as Putnam Management believes is consistent with preservation of capital.
Putnam Short-Term Investment Fund	$2,088,859,397	0.25%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	As high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.
H-23

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Short-Term Municipal Income Fund	$81,024,783	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.440% 0.390% 0.340% 0.290% 0.240% 0.220% 0.210% 0.205%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	As high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital.
Putnam Strategic Intermediate Municipal Fund	$532,082,622	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.590% 0.540% 0.490% 0.440% 0.390% 0.370% 0.360% 0.355%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$1,345,073	Yes	As high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital.
H-24

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Sustainable Retirement 2025 Fund	202,233,333	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.55% 0.55% 0.55% 0.55% 0.54% 0.54% 0.54% 0.54% 0.54% 0.54% 0.53% 0.53% 0.53% 0.53% 0.53% 0.52% 0.52% 0.52% 0.52% 0.52% 0.51% 0.51% 0.51% 0.51% 0.51% 0.50% 0.50% 0.50% 0.50% 0.50% 0.49% 0.49% 0.49% 0.49% 0.49% 0.48% 0.48% 0.48% 0.48% 0.48% 0.47% 0.47% 0.47% 0.47% 0.47%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-25

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Sustainable Retirement 2030 Fund	238,632,192	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.55% 0.55% 0.55% 0.55% 0.54% 0.54% 0.54% 0.54% 0.54% 0.54% 0.53% 0.53% 0.53% 0.53% 0.53% 0.52% 0.52% 0.52% 0.52% 0.52% 0.51% 0.51% 0.51% 0.51% 0.51% 0.50% 0.50% 0.50% 0.50% 0.50% 0.49% 0.49% 0.49% 0.49% 0.49% 0.48% 0.48% 0.48% 0.48% 0.48% 0.47% 0.47% 0.47% 0.47% 0.47%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-26

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Sustainable Retirement 2035 Fund	186,772,319	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.55% 0.55% 0.55% 0.55% 0.54% 0.54% 0.54% 0.54% 0.54% 0.54% 0.53% 0.53% 0.53% 0.53% 0.53% 0.52% 0.52% 0.52% 0.52% 0.52% 0.51% 0.51% 0.51% 0.51% 0.51% 0.50% 0.50% 0.50% 0.50% 0.50% 0.49% 0.49% 0.49% 0.49% 0.49% 0.48% 0.48% 0.48% 0.48% 0.48% 0.47% 0.47% 0.47% 0.47% 0.47%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-27

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Sustainable Retirement 2040 Fund	192,071,965	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.55% 0.55% 0.55% 0.55% 0.54% 0.54% 0.54% 0.54% 0.54% 0.54% 0.53% 0.53% 0.53% 0.53% 0.53% 0.52% 0.52% 0.52% 0.52% 0.52% 0.51% 0.51% 0.51% 0.51% 0.51% 0.50% 0.50% 0.50% 0.50% 0.50% 0.49% 0.49% 0.49% 0.49% 0.49% 0.48% 0.48% 0.48% 0.48% 0.48% 0.47% 0.47% 0.47% 0.47% 0.47%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-28

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Sustainable Retirement 2045 Fund	127,664,646	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.55% 0.55% 0.55% 0.55% 0.54% 0.54% 0.54% 0.54% 0.54% 0.54% 0.53% 0.53% 0.53% 0.53% 0.53% 0.52% 0.52% 0.52% 0.52% 0.52% 0.51% 0.51% 0.51% 0.51% 0.51% 0.50% 0.50% 0.50% 0.50% 0.50% 0.49% 0.49% 0.49% 0.49% 0.49% 0.48% 0.48% 0.48% 0.48% 0.48% 0.47% 0.47% 0.47% 0.47% 0.47%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-29

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Sustainable Retirement 2050 Fund	88,062,084	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.55% 0.55% 0.55% 0.55% 0.54% 0.54% 0.54% 0.54% 0.54% 0.54% 0.53% 0.53% 0.53% 0.53% 0.53% 0.52% 0.52% 0.52% 0.52% 0.52% 0.51% 0.51% 0.51% 0.51% 0.51% 0.50% 0.50% 0.50% 0.50% 0.50% 0.49% 0.49% 0.49% 0.49% 0.49% 0.48% 0.48% 0.48% 0.48% 0.48% 0.47% 0.47% 0.47% 0.47% 0.47%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-30

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Sustainable Retirement 2055 Fund	43,430,139	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.55% 0.55% 0.55% 0.55% 0.54% 0.54% 0.54% 0.54% 0.54% 0.54% 0.53% 0.53% 0.53% 0.53% 0.53% 0.52% 0.52% 0.52% 0.52% 0.52% 0.51% 0.51% 0.51% 0.51% 0.51% 0.50% 0.50% 0.50% 0.50% 0.50% 0.49% 0.49% 0.49% 0.49% 0.49% 0.48% 0.48% 0.48% 0.48% 0.48% 0.47% 0.47% 0.47% 0.47% 0.47%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-31

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Sustainable Retirement 2060 Fund	11,168,594	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.55% 0.55% 0.55% 0.55% 0.54% 0.54% 0.54% 0.54% 0.54% 0.54% 0.53% 0.53% 0.53% 0.53% 0.53% 0.52% 0.52% 0.52% 0.52% 0.52% 0.51% 0.51% 0.51% 0.51% 0.51% 0.50% 0.50% 0.50% 0.50% 0.50% 0.49% 0.49% 0.49% 0.49% 0.49% 0.48% 0.48% 0.48% 0.48% 0.48% 0.47% 0.47% 0.47% 0.47% 0.47%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-32

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Sustainable Retirement 2065 Fund	410,814	45 years to target date 44 43 42 41 40 39 38 37 36 35 34 33 32 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1	0.55% 0.55% 0.55% 0.55% 0.54% 0.54% 0.54% 0.54% 0.54% 0.54% 0.53% 0.53% 0.53% 0.53% 0.53% 0.52% 0.52% 0.52% 0.52% 0.52% 0.51% 0.51% 0.51% 0.51% 0.51% 0.50% 0.50% 0.50% 0.50% 0.50% 0.49% 0.49% 0.49% 0.49% 0.49% 0.48% 0.48% 0.48% 0.48% 0.48% 0.47% 0.47% 0.47% 0.47% 0.47%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	Capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date.
H-33

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Sustainable Retirement Maturity Fund	249,329,329	-	0.46%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	As high a rate of current income as Putnam Management believes is consistent with preservation of capital.
Putnam Tax Exempt Income Fund	$652,421,966	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.590% 0.540% 0.490% 0.440% 0.390% 0.370% 0.360% 0.355%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$3,403,360	Yes	As high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital.
Putnam Tax-Free High Yield Fund	$732,424,137	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.630% 0.580% 0.530% 0.480% 0.430% 0.410% 0.400% 0.395%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$3,832,823	Yes	High current income exempt from federal income tax.
H-34

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam Ultra Short Duration Income Fund	$12,634,275,889	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.440% 0.390% 0.340% 0.290% 0.240% 0.220% 0.210% 0.205%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$30,889,654	Yes	As high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.
Putnam Ultra Short MAC Series	$10,103,863(4)	-	0.00%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$--(5)	Yes	As high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.
Putnam VT Diversified Income Fund	$117,117,759	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.700% 0.650% 0.600% 0.550% 0.500% 0.480% 0.470% 0.465%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$740,221	Yes	As high a level of current income as Putnam Management believes is consistent with preservation of capital.
H-35

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam VT George Putnam Balanced Fund	$200,447,176	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.680% 0.630% 0.580% 0.530% 0.480% 0.460% 0.450% 0.445%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$1,121,719	Yes	Provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income.
Putnam VT Government Money Market Fund	$72,846,124	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.440% 0.390% 0.340% 0.290% 0.240% 0.220% 0.210% 0.205%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$114,654	Yes	As high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.
Putnam VT High Yield Fund	$131,881,648	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.720% 0.670% 0.620% 0.570% 0.520% 0.500% 0.490% 0.485%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$806,386	Yes	High current income.
H-36

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam VT Income Fund	$156,911,296	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.550% 0.500% 0.450% 0.400% 0.350% 0.330% 0.320% 0.315%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$690,812	Yes	High current income consistent with what Putnam Management believes to be prudent risk.
Putnam VT International Value Fund	$85,493,181	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.850% 0.800% 0.750% 0.700% 0.650% 0.630% 0.620% 0.615%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$566,876	Yes	Capital growth. Current income is a secondary objective.
Putnam VT Large Cap Value Fund	$1,545,778,030	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.630% 0.580% 0.530% 0.480% 0.430% 0.410% 0.400% 0.395%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$7,298,845	Yes	Capital growth and current income.
H-37

Fund	Net Assets as of the End of the Most Recent Fiscal Year ($)	Current Management Fee Schedule with Putnam Management (Adviser)		Current Sub-Advisory Fee Schedule with PIL (Sub-Adviser)	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Putnam VT Mortgage Securities Fund	$30,681,439	First $5 billion Next $5 billion Next $10 billion Next $10 billion Next $50 billion Next $50 billion Next $100 billion Any excess thereafter	0.550% 0.500% 0.450% 0.400% 0.350% 0.330% 0.320% 0.315%	0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL.	$0	Yes	As high a level of current income as Putnam Management believes is consistent with preservation of capital.

*“Average Weekly Assets” means the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes) attributable to the portion of the fund managed by PIL and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes) attributable to such portion of the fund managed by PIL.

(1) The fund’s reported net assets and management fee paid reflect the period from the Fund’s launch on September 29, 2022 through its fiscal year end on April 30, 2023.

(2) The fund’s reported net assets and management fee paid reflect the period from the Fund’s launch on January 19, 2023 through its fiscal year end on April 30, 2023.

(3) If dividends payable on preferred shares during any dividend payment period plus any expenses attributable to preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the preferred shares outstanding during the period). Any amount in excess of the fee payable to Putnam Management for a given period will be used to reduce any subsequent fee payable to Putnam Management, as may be necessary.

(4) The net assets figure is based on assets as of June 30, 2023 since the fund has not experienced a fiscal year-end since its inception.

(5) The fund has not experienced a fiscal year-end as of June 30, 2023.

H-38

Appendix I — Officers and Trustees of the Funds

The following table contains information about each officer or trustee of the funds who is an officer, employee, director, general partner or shareholder of Putnam Management and/or PIL.

Name	Position(s) with Funds	Position(s) with Adviser and/or Subadviser(s) (indicate position and entity)
Robert L. Reynolds	Trustee, President	President, Putnam Management
Stephen J. Tate	Vice President and Chief Legal Officer	Chief Legal Officer, General Counsel and Secretary, Putnam Management
James F. Clark	Vice President and Chief Compliance Officer	Chief Compliance Officer, Code of Ethics Officer, and Assistant Secretary, Putnam Management, and Putnam Investments Limited.
Janet C. Smith	Vice President, Principal Financial Officer, Principal Accounting Officer, and Assistant Treasurer	Head of Fund Administration Services, Putnam Investments and Putnam Management.
Susan G. Malloy	Vice President and Assistant Treasurer	Head of Accounting, Middle Office, and Control Services, Putnam Investments and Putnam Management.
Alan G. McCormack	Vice President and Derivatives Risk Manager	Director, Putnam Investments Limited.

I-1

Appendix J — Management Ownership of Fund Shares

Individual Ownership

The following tables show the number of shares beneficially owned by each Trustee and named executive officer in each fund as of May 31, 2023. Where the number of shares beneficially owned exceeds 1% percent of the class owned, the percentage is included in parentheses below.

Fund and Share Class	Shareholder Name and Address	Shares Beneficially Owned (Percentage of Class Owned if >1%)
Putnam Managed Municipal Income Trust	LIAQUAT A. AHAMED	100.0000
	BARBARA M. BAUMANN	100.0000
	KATINKA I. DOMOTORFFY	100.0000
	CATHARINE BOND HILL	100.0000
	KENNETH R. LEIBLER	195.0000
	MARIE PILLAI	172.4790
	GEORGE PUTNAM III	3,815.0000
	ROBERT L. REYNOLDS	100.0000
	MONA K. SUTPHEN	149.0000
Putnam Master Intermediate Income Trust	LIAQUAT A. AHAMED	100.0000
	BARBARA M. BAUMANN	100.0000
	KATINKA I. DOMOTORFFY	100.0000
	CATHARINE BOND HILL	100.0000
	KENNETH R. LEIBLER	100.0000
	JENNIFER WILLIAMS MURPHY	299.0000
	MARIE PILLAI	309.6160
	GEORGE PUTNAM III	2,178.0000
	ROBERT L. REYNOLDS	100.0000
	MONA K. SUTPHEN	298.0000
Putnam Municipal Opportunities Trust	LIAQUAT A. AHAMED	100.0000
	BARBARA M. BAUMANN	100.0000
	KATINKA I. DOMOTORFFY	100.0000
	CATHARINE BOND HILL	100.0000
	KENNETH R. LEIBLER	287.0000
	MARIE PILLAI	99.6000
	GEORGE PUTNAM III	3,788.0000
	ROBERT L. REYNOLDS	100.0000
	MONA K. SUTPHEN	89.0000
Putnam Premier Income Trust	LIAQUAT A. AHAMED	100.0000
	BARBARA M. BAUMANN	100.0000
	KATINKA I. DOMOTORFFY	100.0000
	CATHARINE BOND HILL	100.0000
	KENNETH R. LEIBLER	100.0000
	JENNIFER WILLIAMS MURPHY	272.0000
	MARIE PILLAI	282.8200
	GEORGE PUTNAM III	2,505.0000
	ROBERT L. REYNOLDS	100.0000
	MONA K. SUTPHEN	268.0000

J-1

Aggregate Ownership

The following table shows the number of shares beneficially owned by the Trustees and executive officers, as a group, in each fund, as of May 31, 2023. Where the number of shares beneficially owned exceeds 1% percent of the class owned, the percentage is included in parentheses below.

Fund and Share Class	Shares Beneficially Owned (Percentage of Class Owned if >1%)
Putnam Managed Municipal Income Trust	4,831.4790
Putnam Master Intermediate Income Trust	3,684.6160
Putnam Municipal Opportunities Trust	4,763.6000
Putnam Premier Income Trust	3,927.8200

J-2

Appendix K — 5% Beneficial Ownership

As of May 31, 2023, to the knowledge of the Putnam funds, no person owned beneficially or of record 5% or more of any class of shares of any Putnam Closed-End Fund, except as shown in the table below.

FUND	SHAREHOLDER NAME AND ADDRESS	HOLDINGS (NUMBER OF SHARES)	PERCENTAGE OWNED (OF CLASS)
PUTNAM MANAGED MUNICIPAL INCOME TRUST	CEDE & COMPANY* 20 BOWLING GREEN NEW YORK, NY 10004-1408 COMMON	46,254,102	96.49%
	BANK OF AMERICA CORP ** 100 NORTH TRYON STREET CHARLOTTE, NC 28255 SERIES A (PREFERRED)	227	94.58%
	BANK OF AMERICA CORP** 100 NORTH TRYON STREET CHARLOTTE, NC 28255 SERIES C (PREFERRED)	1,380	91.575
PUTNAM MASTER INTERMEDIATE INCOME TRUST	CEDE & COMPANY* 20 BOWLING GREEN NEW YORK, NY 10004-1408	46,805,772	95.42%
	SIT INVESTMENTS ASSOCIATES, INC.*** 3300 IDS CENTER 80 SOUTH EIGHTH STREET	17,930,517	36.56%
	FIRST TRUST PORTFOLIOS L.P.# FIRST TRUST ADVISORS L.P. THE CHARGER CORPORATION 120 EAST LIBERTY DRIVE SUITE 400 WHEATON, ILLINOIS 60187	4,661,577	9.50%
PUITNAM MUNICIPAL OPPORTUNITIES TRUST	CEDE & COMPANY* 20 BOWLING GREEN NEW YORK, NY 10004-1408 COMMON	32,496,329	97.42%
	BANK OF AMERICA CORP ** 100 NORTH TRYON STREET CHARLOTTE, NC 28255 SERIES B (PREFERRED)	2,748	95.55%
	BANK OF AMERICA CORP** 100 NORTH TRYON STREET CHARLOTTE, NC 28255 SERIES C (PREFERRED)	2,477	92.67%
PUTNAM PREMIER INCOME TRUST	CEDE & COMPANY* 20 BOWLING GREEN NEW YORK, NY 10004-1408	91,216,636	94.22%
	SIT INVESTMENTS ASSOCIATES, INC.*** 3300 IDS CENTER 80 SOUTH EIGHTH STREET MINNEAPOLIS, MN 55402	17,098,059	17.66%
	FIRST TRUST PORTFOLIOS L.P.# FIRST TRUST ADVISORS L.P. THE CHARGER CORPORATION 120 EAST LIBERTY DRIVE SUITE 400 WHEATON, ILLINOIS 60187	7,393,946	7.64%

* Believed to hold shares only as nominee.

** Bank of America Corp reported beneficial ownership as of 1/31/21 in 13G filings with the Securities and Exchange Commission.

*** Sit Investment Associates, Inc., reported beneficial ownership as of 12/31/22 in 13G filings with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

# First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2022 in 13G/A filings with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

K-1

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com	334627 8/23

Putnam INVESTMENTS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

Shareholder Address 1
Shareholder Address 2
Shareholder Address 3
Shareholder Address 4
Shareholder Address 5
Shareholder Address 6
Shareholder Address 7

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-877-536-1555 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER **1234567891012**

Putnam Managed Municipal Income Trust

Special Meeting of Shareholders on October 6, 2023

By signing below, you, as a shareholder of Putnam Managed Municipal Income Trust, appoint George Putnam III and Kenneth L. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the special meeting of shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on October 6, 2023 at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** The proposals (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders. When you complete and sign this proxy card, your shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any and all adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free **1-877-536-1555**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PUTNAM MANAGED MUNICIPAL INCOME TRUST

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-877-536-1555 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

Shareholder Address 1
Shareholder Address 2
Shareholder Address 3
Shareholder Address 4
Shareholder Address 5
Shareholder Address 6
Shareholder Address 7

CONTROL NUMBER 1234567891012

Putnam Master Intermediate Income Trust

Special Meeting of Shareholders on October 6, 2023

By signing below, you, as a shareholder of Putnam Master Intermediate Income Trust, appoint George Putnam III and Kenneth L. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the special meeting of shareholders of Putnam Master Intermediate Income Trust. The meeting will take place on October 6, 2023 at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** The proposals (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders. When you complete and sign this proxy card, your shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any and all adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free **1-877-536-1555**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	APPROVING A NEW MANAGEMENT CONTRACT WITH PUTNAM INVESTMENT MANAGEMENT, LLC FOR YOUR FUND	O	O	O
2.	APPROVING A NEW SUB-MANAGEMENT CONTRACT BETWEEN PUTNAM INVESTMENT MANAGEMENT, LLC AND PUTNAM INVESTMENTS LIMITED FOR YOUR FUND	O	O	O

THANK YOU FOR VOTING

Putnam INVESTMENTS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

Shareholder Address 1
Shareholder Address 2
Shareholder Address 3
Shareholder Address 4
Shareholder Address 5
Shareholder Address 6
Shareholder Address 7

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-877-536-1555 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER 1234567891012

Putnam Municipal Opportunities Trust

Special Meeting of Shareholders on October 6, 2023

By signing below, you, as a shareholder of Putnam Municipal Opportunities Trust, appoint George Putnam III and Kenneth L. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the special meeting of shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on October 6, 2023 at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** The proposals (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders. When you complete and sign this proxy card, your shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any and all adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free **1-877-536-1555**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	APPROVING A NEW MANAGEMENT CONTRACT WITH PUTNAM INVESTMENT MANAGEMENT, LLC FOR YOUR FUND	O	O	O
2.	APPROVING A NEW SUB-MANAGEMENT CONTRACT BETWEEN PUTNAM INVESTMENT MANAGEMENT, LLC AND PUTNAM INVESTMENTS LIMITED FOR YOUR FUND	O	O	O

THANK YOU FOR VOTING

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at vote.proxyonline.com using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-877-536-1555 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER **1234567891012**

Shareholder Address 1
Shareholder Address 2
Shareholder Address 3
Shareholder Address 4
Shareholder Address 5
Shareholder Address 6
Shareholder Address 7

Putnam Premier Income Trust

Special Meeting of Shareholders on October 6, 2023

By signing below, you, as a shareholder of Putnam Premier Income Trust, appoint George Putnam III and Kenneth L. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the special meeting of shareholders of Putnam Premier Income Trust. The meeting will take place on October 6, 2023 at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** The proposals (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders. When you complete and sign this proxy card, your shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any and all adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free **1-877-536-1555**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PUTNAM PREMIER INCOME TRUST

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	APPROVING A NEW MANAGEMENT CONTRACT WITH PUTNAM INVESTMENT MANAGEMENT, LLC FOR YOUR FUND	O	O	O
2.	APPROVING A NEW SUB-MANAGEMENT CONTRACT BETWEEN PUTNAM INVESTMENT MANAGEMENT, LLC AND PUTNAM INVESTMENTS LIMITED FOR YOUR FUND	O	O	O

THANK YOU FOR VOTING